UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

_______________________________

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AELUMA, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

AELUMA, INC.

(a Delaware Corporation)

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual general meeting of shareholders (the “2022 Annual Meeting”) of Aeluma, Inc. (the “Company”) will be held on June 6, 2022, at 11:00 a.m. PST, California local time, at the Hilton Garden Inn Santa Barbara/Goleta, located at 6878 Hollister Ave., Goleta, California 93117 for the following purposes:

Item		Board Vote Recommendation
1.	To re-elect the Class I directors named in this Proxy Statement to hold office for a 3-year term and until his respective successor is elected and duly qualified.	“FOR”

2.

To approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2022, and to authorize the Board of Directors to fix their remuneration.

“FOR”

As of the date of this Notice of Annual Meeting of Shareholders (the “Notice”), we have not received notice of any other matters that may be properly presented at the 2022 Annual Meeting.

The Board of Directors of the Company has fixed the close of business on May 18, 2022 as the record date (the “Record Date”) for determining the shareholders entitled to receive notice of and to vote at the 2022 Annual Meeting or any adjournment thereof. Only holders of Common Stock of the Company on the Record Date are entitled to receive notice of and to vote at the 2022 Annual Meeting or any adjournment thereof.

In addition to mailing the materials, shareholders may also obtain a copy of the proxy materials, including the Company’s Periodic Reports (as hereinafter defined), from the Company’s website at www.aeluma.com or by contacting us directly at: info@aeluma.com.

By Order of the Board of Directors,
/s/ Jonathan Klamkin
Jonathan Klamkin
Chief Executive Officer and Director

California, United States

May 25, 2022

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE

PRECAUTIONARY MEASURES FOR THE 2022 ANNUAL MEETING

To safeguard the health and safety of shareholders and to prevent the spreading of the COVID-19 pandemic, the following precautionary measures will be implemented at the 2022 Annual Meeting:

(1)    Wearing of surgical face masks

(2)    Submission of a health declaration form, as provided at the meeting

(3)    No provision of refreshments or drinks

Attendees who do not comply with the precautionary measures referred to in (1) and (2) above may be denied entry to the 2022 Annual Meeting, at the absolute discretion of the Company as permitted by law.

For the health and safety of shareholders, the Company encourages shareholders to exercise their right to vote at the 2022 Annual Meeting by appointing the Chairman of the 2022 Annual Meeting as their proxy and to return their proxy forms by the time specified herein, instead of attending the 2022 Annual Meeting in person.

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AELUMA, INC.
2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 6, 2022
PROXY STATEMENT

The Board of Directors of Aeluma, Inc. (the “Company”) is soliciting proxies for the annual general meeting of shareholders (the “2022 Annual Meeting”) of the Company to be held on Monday, June 6, 2022, at 11:00 a.m. PST, California local time, at the Hilton Garden Inn Santa Barbara/Goleta, located at 6878 Hollister Ave., Goleta, California 93117 or any adjournment thereof. Only holders of common stock of the Company at the close of business on May 18, 2022 (the “Record Date”) are entitled to attend and vote at the 2022 Annual Meeting or at any adjournment thereof. The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2022 Annual Meeting.

Any shareholder entitled to attend and vote at the 2022 Annual Meeting shall appoint the Chairman as his/her proxy to attend and vote on behalf of him/her. A proxy need not be a shareholder of the Company. Each holder of the Company’s Common Stock is entitled to one (1) vote in respect of each share of common stock held by him or her on the Record Date. The polls will close at 11:59 pm EST on June 5, 2022.

A proxy statement describing the matters to be voted upon at the 2022 Annual Meeting along with a proxy card enabling the shareholders to indicate their vote will be mailed on or about May 25, 2022, to all shareholders entitled to vote at the 2022 Annual Meeting. Such proxy statement will also be furnished to the U.S. Securities and Exchange Commission, or the SEC, in a Definitive Proxy Statement on Schedule 14A and will be available on our website at www.aeluma.com on or about May 25, 2022. If you plan to attend the 2022 Annual Meeting and your shares are not registered in your own name, please ask your broker, bank or other nominee that holds your shares to provide you with evidence of your share ownership. Such proof of share ownership will be required to gain admission to the 2022 Annual Meeting.

Whether or not you plan to attend the 2022 Annual Meeting, it is important that your shares be represented and voted at the 2022 Annual Meeting. Accordingly, after reading the Notice and accompanying proxy statement, please sign, date and mail the enclosed proxy card in the envelope provided or by email (vote@vstocktransfer.com), fax (646-536-3179) or online at www.vstocktransfer.com/proxy. The proxy card must be received by VStock Transfer, LLC no later than 11:59 p.m. EST on June 5, 2022 to be validly included in the tally of shares voted at the 2022 Annual Meeting. Detailed proxy voting instructions are provided both in the proxy statement and on the proxy card.

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QUESTIONS AND ANSWERS ABOUT
THE 2022 ANNUAL MEETING, THE PROXY MATERIALS AND VOTING YOUR SHARES

WHY AM I RECEIVING THESE MATERIALS?

Our Board has delivered the Proxy Materials to you in connection with the solicitation of proxies for use at the 2022 Annual Meeting. As a shareholder, you are invited to attend the 2022 Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

WHAT IS A PROXY?

Our Board is soliciting your vote at the 2022 Annual Meeting. You may vote by proxy as explained in this Proxy Statement. A proxy is your formal legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

WHAT PROPOSALS WILL BE VOTED ON AT THE 2022 ANNUAL MEETING?

There are two proposals that will be voted on at the 2022 Annual Meeting:

1.      To re-elect the Class I directors named in this Proxy Statement to hold office for a 3-year term and until his respective successor is then elected and duly qualified.

2.      To approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2022, and to authorize the Board of Directors to fix their remuneration.

We may also transact such other business as may properly come before the 2022 Annual Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE?

Our Board unanimously recommends that you vote:

•        “FOR” the re-election of the Class I directors named in this Proxy Statement (Proposal No. 1).

•        “FOR” the approval, ratification and confirmation of the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2022, and to authorize the Board of Directors to fix their remuneration (Proposal No. 2).

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE 2022 ANNUAL MEETING?

If any other matters are properly presented for consideration at the 2022 Annual Meeting, including, among other things, consideration of a motion to adjourn or postpone the 2022 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders will have discretion to vote on those matters in accordance with their best judgment, unless you direct them otherwise in your proxy instructions. We do not currently anticipate that any other matters will be raised at the 2022 Annual Meeting.

WHO CAN VOTE AT THE 2022 ANNUAL MEETING?

Shareholders of record at the close of business on May 18, 2022, the date established by the Board for determining the shareholders entitled to vote at our 2022 Annual Meeting (the “Record Date”), are entitled to vote at the 2022 Annual Meeting.

On the Record Date, 10,650,002 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (representing 10,650,002 votes) were outstanding and entitled to vote at the 2022 Annual Meeting. Holders of Common Stock will vote on all proposals to be voted on at the 2022 Annual Meeting.

Each holder of the Company’s Common Stock shall be entitled to one (1) vote in respect of each share of Common Stock Share held by him on the Record Date. The polls will close at 11:59 p.m. EST on June 5, 2022.

A list of the shareholders of record as of May 18, 2022 will be available for inspection at the 2022 Annual Meeting.

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CAN I ATTEND THE MEETING IN PERSON?

You are invited to attend the Annual Meeting if you are a registered shareholder or a street name shareholder as of the Record Date. In addition, you must also present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

WHAT CONSTITUTES A QUORUM?

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2022 Annual Meeting. If such members are not present in person or by timely and properly submitted proxies to constitute a quorum, the 2022 Annual Meeting may be adjourned to such time and place determined by the Directors. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

WHAT IS THE DIFFERENCE BETWEEN BEING A “SHAREHOLDER OF RECORD” AND A “BENEFICIAL OWNER” HOLDING SHARES IN STREET NAME?

Shareholder of Record:    You are a “shareholder of record” if your shares are registered directly in your name with our transfer agent, Vstock Transfer. The Proxy Materials are sent directly to a shareholder of record.

Beneficial Owner:    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and your bank or other nominee is considered the shareholder of record. Your bank or other nominee forwarded the Proxy Materials to you. As the beneficial owner, you have the right to direct your bank or other nominee how to vote your shares by completing a voting instruction form. Because a beneficial owner is not the shareholder of record, you are invited to attend the 2022 Annual Meeting, but you may not vote these shares in person at the 2022 Annual Meeting unless you obtain a “legal proxy” from the bank or other nominee that holds your shares, giving you the right to vote the shares at the 2022 Annual Meeting.

HOW DO I VOTE?

Shareholders of record can vote their shares in person by attending the 2022 Annual Meeting or before the 2022 Annual Meeting by using any of the methods provided below. Unless you vote in person at the 2022 Annual Meeting, the proxy card must be received by VStock Transfer, LLC no later than 11:59 p.m. EST on June 5, 2022 to be validly included in the tally of shares voted at the 2022 Annual Meeting.

If you are a beneficial owner whose Common Stock is held in “street name” (i.e. through a bank, broker or other nominee), you will receive voting instructions from the institution holding your shares. The methods of voting will depend upon the institution’s voting processes, including voting via email, fax or the Internet. Please contact the institution holding your Common Stock for more information.

You may vote before the annual meeting by using any of the following methods:

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the control number provided on the proxy card. The polls will be open until 11:59 pm on June 5, 2022.

VOTE BY EMAIL
Mark, sign and date your proxy card and email it to vote@vstocktransfer.com

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your Common Stock are registered differently or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

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WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you are a shareholder of record and you properly submit your proxy but do not give voting instructions, the persons named as proxies will vote your shares as follows: “FOR” the re-election of Aeluma Inc.’s Class I director nominees named in this Proxy Statement (Proposal No. 1) and “FOR” the approval, ratification and confirmation of the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2022, and to authorize the Board of Directors to fix their remuneration (Proposal No. 2). If you do not return a proxy, your shares will not be counted for purposes of determining whether a quorum exists and your shares will not be voted at the 2022 Annual Meeting.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

If you are a shareholder of record, you may revoke your proxy at any time prior to the vote at the 2022 Annual Meeting. If you submitted your proxy by mail, you must file with the Corporate Secretary of the Company a written notice of revocation or deliver, prior to the vote at the 2022 Annual Meeting, a valid, later-dated proxy. Attendance at the 2022 Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the 2022 Annual Meeting. If you are a beneficial owner whose Common Stock are held through a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, by attending the 2022 Annual Meeting and voting in person.

For purposes of submitting your vote, you may change your vote until 11:59 p.m. EST on June 5, 2022. After this deadline, the last vote submitted will be the vote that is counted, unless you attend the annual meeting in person and submit another proxy there.

WHAT HAPPENS IF I DECIDE TO ATTEND THE ANNUAL MEETING BUT I HAVE ALREADY VOTED OR SUBMITTED A PROXY COVERING MY SHARES?

You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the record holder of the shares giving you the right to vote the shares.

HOW WILL THE PROXIES BE SOLICITED AND WHO WILL BEAR THE COSTS?

We will pay the cost of soliciting proxies for the 2022 Annual Meeting. Proxies may be solicited by our directors, executive officers and employees, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons. We may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

WHO WILL COUNT THE VOTES AND HOW CAN I FIND THE VOTING RESULTS OF THE 2022 ANNUAL MEETING?

Vstock Transfer will tabulate and certify the votes. We plan to announce preliminary voting results at the 2022 Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we will file with the SEC shortly after the 2022 Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The affirmative vote of a simple majority of the votes of the shares entitled to vote on the proposal that were present and voted at the 2022 Annual Meeting is required to re-elect all Class I directors of the Company (Proposal No. 1) and to approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2022, and to authorize the Board of Directors to fix their remuneration (Proposal No. 2).

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WHAT ARE ABSTENTIONS AND BROKER NON-VOTES AND HOW WILL THEY BE TREATED?

An “abstention” occurs when a shareholder chooses to abstain or refrain from voting their shares on one or more matters presented for a vote. For the purpose of determining the presence of a quorum, abstentions are counted as present.

Abstentions will have no effect on the outcome of either proposal.

A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the 2022 Annual Meeting in person or by proxy but does not vote on a particular proposal because that holder does not have discretionary authority to vote on that particular item and has not received instructions from the beneficial owner.

Broker non-votes will have no effect on the outcome of either proposal.

WHAT DO I NEED TO DO TO ATTEND THE 2022 ANNUAL MEETING?

If you plan to attend the 2022 Annual Meeting in person, you will need to bring proof of your ownership of shares, such as your proxy card or transfer agent statement and present an acceptable form of photo identification such as a passport or driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the 2022 Annual Meeting.

If you are a beneficial owner holding shares in “street name” through a bank, broker or other nominee and you would like to attend the 2022 Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business EST on May 18, 2022. In order to vote at the 2022 Annual Meeting, you must contact your bank, broker or other nominee in whose name your shares are registered and obtain a legal proxy from your bank, broker or other nominee and bring it to the 2022 Annual Meeting.

WHERE CAN I GET A COPY OF THE PROXY MATERIALS?

Copies of our Transition Report on Form 10-KT for the transition period from January 1, 2021 to June 30, 2021, including consolidated financial statements for that same period, as well as for the period from February 28, 2019 (inception) through December 31, 2019 and the twelve months ended December 31, 2020 (the “Annual Report”), our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “10-Q,” together with the Annual Report, the “Periodic Reports”), the proxy card, the Notice and this Proxy Statement are available on our Company’s website at www.aeluma.com. The contents of that website are not a part of this Proxy Statement.

The Company posts its annual reports on the Company’s website. The Transition Report was filed with the U.S. Securities and Exchange Commission (“SEC”) on September 27, 2021 and the 10-Q was filed with the SEC on May 16, 2022. You may obtain a copy of our Periodic Reports by visiting the “SEC Filings” heading under the “Investors” section of the Company’s website at www.aeluma.com. If you want to receive a paper or email copy of the Company’s Periodic Reports, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting our Investor Relations Department at: ir@aeluma.com.

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PRECAUTIONARY MEASURES FOR THE 2022 ANNUAL MEETING

With the outbreak and spreading of the COVID-19 pandemic and the heightened requirements for the prevention and control of its spreading, to safeguard the health and safety of shareholders who might be attending the 2022 Annual Meeting in person, the Company will implement the following precautionary measures at the 2022 Annual Meeting.

Voting by proxy in advance of the 2022 Annual Meeting: The Company does not in any way wish to diminish the opportunity available to shareholders to exercise their rights and to vote, but is conscious of the pressing need to protect shareholders from possible exposure to the COVID-19 pandemic. For the health and safety of shareholders, the Company would like to encourage shareholders to exercise their right to vote at the 2022 Annual Meeting by appointing the Chairman of the 2022 Annual Meeting as their proxy instead of attending the 2022 Annual Meeting in person. Physical attendance is not necessary for the purpose of exercising shareholder rights. Completion and return of the proxy form will not preclude shareholders from attending and voting in person at the 2022 Annual Meeting or any adjournment thereof should they subsequently so wish. The deadline to submit completed proxy forms is by 11:59 p.m. EST on June 5, 2022. Completed proxy forms must be returned to VStock Transfer, LLC by mail via the enclosed proxy card in the envelope provided, by email (vote@vstocktransfer.com), by fax (646-536-3179) or online at www.vstocktransfer.com/proxy.

Shareholders are strongly encouraged to cast their votes by submitting a proxy form appointing the Chairman of the 2022 Annual Meeting as their proxy.

To safeguard the health and safety of shareholders who might be attending the 2022 Annual Meeting in person, the Company will also implement the following measures at the 2022 Annual Meeting:

(1)    Every attendee will be required to wear a surgical face mask throughout the 2022 Annual Meeting and sit at a distance from other attendees. Please note that no masks will be provided at the 2022 Annual Meeting venue and attendees should wear their own masks.

(2)    Every attendee will be required to submit a health declaration form as provided at the 2022 Annual Meeting.

(3)    No refreshments or drinks will be provided to attendees at the 2022 Annual Meeting.

Attendees are in addition requested to observe and practice good personal hygiene at all times. To the extent permitted by law, the Company reserves the right to deny entry into the 2022 Annual Meeting venue or require any person to leave the 2022 Annual Meeting venue so as to ensure the health and safety of the attendees at the 2022 Annual Meeting.

Due to the constantly evolving COVID-19 pandemic situation in California, United States, the Company may be required to change the 2022 Annual Meeting arrangements at short notice. Shareholders should check the Company’s website at www.aeluma.com for future announcements and updates on the 2022 Annual Meeting arrangements.

Appointment of proxy by Beneficial Owners: Beneficial Owners whose shares are held through banks, brokers, custodians should consult directly with their banks or brokers or custodians (as the case may be) to assist them in the appointment of proxy.

If shareholders have any questions relating to the 2022 Annual Meeting, please contact us at: info@aeluma.com.

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PROPOSALS
PROPOSAL NO. 1
RE-ELECTION OF CLASS I DIRECTORS

The Board of Directors currently consists of four members. Only the terms of the Class I directors expire at this shareholder meeting and therefore only the Class I directors need to be re-elected at the 2022 Annual Meeting. Class II and Class III directors will remain on the board until their respective term expires.

As per our amended and restated bylaws, our board of directors is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation or removal.

The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

On November 15, 2021, we accepted the resignation of Mr. McCarthy as one of our directors, which was effective December 1, 2021; Mr. McCarthy informed us that he wanted to resign from his position as a member of the Board of Directors to permit the appointment of an independent director to our three-person Board and not as a result from any disagreement regarding any matter related to the Company’s operations, policies or practices.

On November 15, 2021, the Board also approved the appointment of Ms. Palvi Mehta to fill the vacancy created by Mr. McCarthy’s resignation for the remainder of his term, and her independent director agreement, which sets her compensation and establishes other terms and conditions governing her service on the Board. Ms. Mehta has served as an independent director since December 1, 2021.

On December 1, 2021, we also appointed Mr. John Paglia to the board of directors.

The Class I directors who seek re-election at this meeting are:

Name	Age	Positions	Director Class, if applicable	Expiration of Term
Steven P. DenBaars	60	Director	Class I	This Shareholder Meeting
John Paglia	55	Director	Class I	This Shareholder Meeting

STEVEN P. DENBAARS

Steven P. DenBaars serves as one of our directors. Steven has been on Biond Photonics’ (now Aeluma’s) Board of Directors since June 5, 2021. He is a Professor of Materials and Electrical and Computer Engineering at the University of California Santa Barbara (1991-pres). Prof. DenBaars has been very active in entrepreneurship, having helped co-found several start-up companies in the field of photonics and electronics. In 1996, he Co-founded Nitres Inc. along with Dr. Umesh Mishra which was acquired by Cree Inc. in May 2000. In 2013, he Co-Founded SLD Laser, and helped build the company to over 150 employees before being acquired by Kyocera Corporation in 2021. In 2014, he assisted Dr. Jeffry Shealy in the founding of Akoustis Technologies Inc. (AKTS) for commercialization of RF Filters, and he is currently on the Board of Directors. He received the IEEE Fellow award in 2005, member of the National Academy of Engineers 2012, and National Academy of Inventors in 2014. He has authored or co-authored over 980 technical publications, 350 conference presentations, and over 185 patents. Mr. DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering, respectively from the University of Southern California. We believe that Mr. DenBaars qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

JOHN PAGLIA

John Paglia serves as one of our directors. Dr. Paglia is an independent board director and audit committee chair for Simulations Plus, Inc. (NASDAQ: SLP), independent board director and audit committee chair for Cal-X Business Accelerator, Inc. (with 30+ regenerative health technology startups), board director for two not-for-profits (California Amateur Hockey Association and Santa Clarita Flyers Hockey Club), and an advisory board member for both VitaNav, Inc. (a ketone-based beverage company) and The Most Fundable Companies Council. At Pepperdine University’s Graziadio Business School, he is a tenured Professor of Finance where his specialty areas are venture capital, private

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equity, corporate finance, business valuations, and mergers and acquisitions (M&A). In addition, he held a number of leadership positions at Pepperdine University since joining in 2000, most recently as Senior Associate Dean where he had oversight for over 100 full-time business school faculty and key strategic projects, and, prior to that, as executive director of Graziadio Business School’s entrepreneurship institute. Dr. Paglia holds a Ph.D. in Finance, an MBA, a B.S. in Finance, and is a Certified Public Accountant, Chartered Financial Analyst, and is NACD Directorship Certified™. Dr. Paglia is a recipient of several prestigious honors for his work on the financing and capital markets. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

Our other directors are as follows, and will serve until the expiration of his/her term noted below:

Name	Age	Positions	Director Class, if applicable	Expiration of Term
Jonathan Klamkin	42	Chief Executive Officer & Chief Financial Officer & President & Chairman	Class III	2024 Annual Shareholder Meeting
Palvi Mehta	55	Director	Class II	2023 Annual Shareholder Meeting

JONATHAN KLAMKIN

Jonathan Klamkin serves as President and Chief Executive Officer and is one of our directors. Mr. Klamkin has been the CEO and Director of Biond Photonics (now Aeluma) since February 28, 2019. He is a Professor of Electrical and Computer Engineering at the University of California, Santa Barbara (2015-present), where his group conducts pioneering research in integrated photonics and optoelectronics for communications and sensing applications. Mr. Klamkin was with BinOptics Corp. (2001-2002), a laser diode manufacturer that was acquired by Macom in 2015, where he served as an optoelectronic device design and test engineer. Jonathan is the recipient of numerous awards including the NASA Young Faculty Award, the DARPA Young Faculty Award, and the DARPA Director’s Fellowship. He has published more than 200 papers, holds several patents, and has given more than 100 invited presentations to industry, government and the academic community. Mr. Klamkin holds a Bachelor of Science in Electrical and Computer Engineering from Cornell University and a Master of Science in Electrical and Computer Engineering and a Ph.D. in Materials from the University of California, Santa Barbara. We believe that Mr. Klamkin qualifies as our Chairman because of his leadership experience and years of experience in the photonics field.

PALVI MEHTA

Palvi Mehta serves as one of our directors. Ms. Mehta is an operating partner and CFO for Pioneer Square Labs (PSL), a start-up studio and venture fund with $200M in assets under management. She provides financial and operational oversight, supports the investment process, and assists portfolio companies with financial, operating and scaling strategies. Palvi joined PSL after two decades in senior financial roles in the wireless, manufacturing, networking, and security industry. Prior to PSL, she was the CFO of three venture-backed startups. She was most recently the CFO at ExtraHop Networks. A veteran of the tech startup community, Ms. Mehta has also been the CFO of NewPath Networks, and RadioFrame Networks. During her career, she has raised hundreds of millions of dollars across both the equity and debt markets and has successfully completed multiple exits. She began her career as a CPA and an auditor at Ernst & Young. Ms. Mehta currently serves as a board director of 5E Advanced Materials, Inc. Palvi received the 2018 Executive Excellence Award from Seattle Business Magazine. In addition, she was selected by the Puget Sound Business Journal as the 2016 CFO of the Year for mid-size companies. Ms. Mehta graduated Summa Cum Laude from the University of California, Berkeley with a B.S. in business, with an emphasis in finance and accounting. Palvi is a strong supporter of women in tech and is passionate about providing the opportunity for CS education to women and underrepresented minorities. She is a board member and treasurer of Code.org. We believe she qualifies as one of our directors because of her leadership and entrepreneurial experience and knowledge.

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Executive Officers

The following table sets forth as of the date of this report, the name, age, and position of each executive officer.

Set forth below is certain biographical information regarding each of our officers, that is not also a director, as of the date hereof.

Name	Age	Title
Jonathan Klamkin	42	Chief Executive Officer, Chief Financial Officer, President & Chairman
Lee McCarthy	49	Chief Operating Officer

LEE MCCARTHY

Lee McCarthy serves as our Chief Operating Officer. Lee also served as a director from October 27, 2020 until December 1, 2021. He is a semiconductor industry executive with 14 years of relevant experience. His prior experience includes being the first employee (2007-2021) and becoming Senior Director (2016-2021) of MOCVD Global Operations at Transphorm, Inc. (TGAN). Mr. McCarthy led a 24/7 production operation of GaN-on-Si materials and managed MOCVD operations in the US and Japan for Transphorm, Inc. (2014-2021). He was responsible for global strategy for MOCVD production, epi customer agreements, cost models, ERP and MES for rapid scale of manufacturing. Mr. McCarthy was also Principal Investigator for an $18M US DoD program to establish millimeter wave MOCVD materials supply chain (2019-2021). He holds a Bachelor of Science and Masters of Science and a Ph.D. in Electrical Engineering from the University of California, Santa Barbara.

Involvement in Certain Legal Proceedings

To the best of the Company’s knowledge, none of the following events occurred during the past ten years that are material to an evaluation of the ability or integrity of any of our executive officers, directors, Director Nominees or promoters:

(1)    A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)    Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    Subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii)   Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)    Subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in Section 3(i) above, or to be associated with persons engaged in any such activity;

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(5)    Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)    Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)    Subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)     Any Federal or State securities or commodities law or regulation; or

(ii)    Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)   Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)    Subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S. C 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance

Director Independence and Board Committees

We are not currently required to maintain any committees of our Board. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” or maintain any committees of our Board and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors” or have any committees. However, as of the date hereof, we have 2 independent directors.

Our board of directors shall determine which directors qualify as “independent” directors in accordance with listing requirements of The NASDAQ Stock Market, or NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.

Our Board of Directors has determined that Ms. Mehta and Mr. Paglia shall be considered independent directors in accordance with the definition of independence applied by the NASDAQ Stock Market.

Although it is not required, we established three standing committees: an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act, a compensation committee and a nominating and governance committee. We will add independent directors, as needed to each committee at the necessary time as per the applicable exchange’s rules.

Audit Committee.    Under the national exchange listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. At this time, Ms. Mehta and Mr. Paglia are the only directors who meet the independent director standard under national exchange listing standards and under Rule 10-A-3(b)(1) of the Exchange Act; Mr. DenBaars also serves on the Audit Committee, although he is not considered “independent”. Mr. Paglia was selected to serve as chairman of our audit committee. Each member of the audit committee is financially literate and our Board has determined that Ms. Mehta qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

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We will adopt an audit committee charter, which will detail the purpose and principal functions of the audit committee, including:

•        appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

•        resolve any disagreements between management and the auditor regarding financial reporting;

•        pre-approve all auditing and non-audit services;

•        retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;

•        seek any information it requires from employees-all of whom are directed to cooperate with the audit committee’s requests-or external parties;

•        meet with our officers, external auditors, or outside counsel, as necessary; and

•        oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee.    The compensation committee consists of Ms. Mehta (Chair), Mr. Paglia and Mr. DenBaars. Under the national exchange listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Ms. Mehta and Mr. Paglia meet the independent director standard under national exchange listing standards applicable to members of the compensation committee

We will adopt a compensation committee charter, which will detail the purpose and responsibility of the compensation committee, including:

•        discharge the responsibilities of the Board relating to compensation of the our directors, executive officers and key employees;

•        assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;

•        oversee the annual process of evaluation of the performance of our management; and

•        perform such other duties and responsibilities as enumerated in and consistent with compensation committee’s charter.

The charter will permit the committee to retain or receive advice from a compensation consultant and will outline certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee.    The nominating and governance committee consists of Mr. DenBaars (Chair), Ms. Mehta and Mr. Paglia. We will adopt a nominating and governance committee charter, which will detail the purpose and responsibilities of the nominating and governance committee, including:

•        assist the Board by identifying qualified candidates for director nominees, and to recommend to the board of directors the director nominees for the next annual meeting of stockholders;

•        lead the Board in its annual review of its performance;

•        recommend to the board director nominees for each committee of the Board; and

•        develop and recommend to the Board corporate governance guidelines applicable to us.

Meetings of the Board of Directors

During the transition period of January 1, 2021 through June 30, 2021 and over the past nine months ended March 31, 2022, the Board held three meetings and otherwise transacted business by unanimous written consent.

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Family Relationships

None of the directors or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Terms of Directors and Executive Officers

Each of our directors holds office until a successor has been duly elected and qualified unless the director was appointed by the board of directors, in which case such director holds office until the next following annual meeting of shareholders at which time such director is eligible for reelection. All of our executive officers are appointed by and serve at the discretion of our board of directors.

As per our amended and restated bylaws, our board of directors is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation or removal.

Qualification

There are no membership qualifications for directors. Further, there are no share ownership qualifications for directors unless so fixed by us in a general meeting. There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

Interested Transactions

Pursuant to our Certificate of Incorporation, no contract or other transaction between the Company and one or more or its directors or officers, or between the Company and any Company, firm or association in which one or more of its directors or officers are directors or officers or are financially interested, is void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the board of directors or a committee thereof which authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for that purpose, if the circumstances specified in any of the following paragraphs exist:

(a)     The fact of the common directorship, office or financial interest is disclosed or known to the board of directors or committee and noted in the minutes, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors;

(b)    The fact of the common directorship, office or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders; or

(c)     The contract or transaction is fair as to the Company at the time it is authorized or approved.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that the members of the Board, our executive officers and persons who own more than 10 percent of a registered class of our equity securities file initial reports of ownership and reports of changes in ownership of our common units and other equity securities with the SEC and any exchange or other system on which such securities are traded or quoted.

This was the first year that our officers, directors and greater than 10% shareholders were subject to these rules. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during the transition period from January 1, 2021 to June 30, 2021 were timely made, except for the initial Form 3 for Mr. Paglia and Ms. Mehta, which were filed late.

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Executive Compensation

As an “emerging growth company” as defined in the JOBS Act and a smaller reporting company we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

None of the Company’s directors or officers prior to the merger with Parc Investments, Inc. and Biond Photonics, Inc. (“Biond Phontonics”) that occurred on June 22, 2021 (the “Merger”), or after the Merger have received any compensation from the Company or Biond Photonics. The Board of Directors approved an annual base compensation of $230,000 and $200,000 for Mr. Klamkin and Mr. McCarthy, respectively, effective July 1, 2021.

Employment and Change in Control Agreements

We do not have an employment agreement with any of our officers. However, pursuant to our advisor agreement with Mr. DenBaars, if there is a change of control, other than the Merger, while he is still employed by the Company, all of his unvested shares will vest at the closing of such change in control transaction. Additionally, as per the restricted stock purchase agreements we maintain with Mr. Klamkin and Mr. McCarthy, if either of their respective employment with the Company is terminated by the Company, other than for cause, or is terminated by the individual for Good Reason (as defined in the related agreement), within a year after the Merger, then, effective as of such termination, 100% of such terminated person’s unvested shares will vest. (See also, “Outstanding Equity Awards at June 30, 2021” for a discussion about the potential impact of Change in Control on certain options).

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding certain outstanding shares held by each of our named executive officers as of June 30, 2021. These shares were converted into shares of our common stock in connection with the Merger, and the table below reflects all outstanding shares as of June 30, 2021 as if they had been granted by us. None of our named executive officers held any outstanding options, restricted stock unit or other equity awards as of that date.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2021

	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Jonathan Klamkin	—	—	—	—	—	1,299,136	10,393	(1)	—	—
Lee McCarthy	—	—	—	—	—	1,299,136	10,393	(2)	—	—

____________

(1)      These shares were purchased pursuant to Founder’s Restricted Stock Purchase Agreement between Mr. Klamkin and the Company on October 27, 2020. Mr. Klamkin purchased a total of 1,623,920 shares (represented 1,250,000 shares of Biond prior to the Merger) pursuant to the agreement. Pursuant to the agreement, 20% of the shares vested on the date the agreement was signed and starting on November 30, 2020 and for every month thereafter until employment termination, 1/48th of the remaining shares shall vest on the last day of each succeeding calendar month. The agreement also provides that if there is a change of control, like the Merger, and if Mr. Klamkin is terminated, other than for cause, during the period starting 90 days before the Merger and for a year thereafter, all unvested shares shall vest at the date of termination. Accordingly, as of June 30, 2021, 324,784 shares have vested. The market value of the unvested shares was based on $0.008 per share, which was purchase price of the shares.

(2)      These shares were purchased pursuant to Founder’s Restricted Stock Purchase Agreement between Mr. McCarthy and the Company on October 27, 2020. Mr. McCarthy purchased a total of 1,623,920 shares (represented 1,250,000 shares of Biond prior to the Merger) pursuant to the agreement. Pursuant to the agreement, 20% of the shares vested on the date the agreement was signed and starting on November 30, 2020 and for every month thereafter until employment termination, 1/48th of the

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remaining shares shall vest on the last day of each succeeding calendar month. The agreement also provides that if there is a change of control, like the Merger, and if Mr. McCarthy is terminated, other than for cause, during the period starting 90 days before the Merger and for a year thereafter, all unvested shares shall vest at the date of termination. Accordingly, as of June 30, 2021, 324,784 shares have vested. The market value of the unvested shares was based on $0.08, which was the purchase price of the shares.

Our 2021 Equity Incentive Plan

Our 2021 Equity Incentive Plan (the “2021 Plan”), provides for the issuance of incentive awards of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, cash awards, and stock bonus awards. We initially reserved 980,000 shares of our common stock for issuance pursuant to awards granted under our 2021 Plan. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our board of directors. As of the date hereof, we have issued an aggregate of 47,500 options pursuant to the 2021 Plan.

Compensation Paid to Directors

The Company’s Directors were not paid any compensation during fiscal years 2019 or 2020.

Pursuant to Ms. Mehta and Mr. Paglia’s appointment as a director, we entered into an independent director agreement with each of them, pursuant to which we shall issue each of them 125,000 stock options at a price of $2.00 per share and provide each with standard indemnification. The terms of the option grants are the same for Ms. Mehta and Mr. Paglia: 50,000 of the stock options shall vest in equal quarterly increments during the first year of directorship; an additional 37,500 shall vest in equal quarterly increments over the second and third year of the directorship; if the director resigns or is removed from the board of directors, any unvested options are cancelled. Due to their appointment on our various corporate governance committees, Ms. Mehta received an additional 15,500 options and Mr. Paglia received an additional 16,750 options. Both agreements are effective as of December 1, 2021.

Pension, Retirement or Similar Benefit Plans

With the exception of the executive officers who are eligible to participate in the company 401(k) plan, there are currently no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We recently established a 401(k) Safe Harbor retirement plan that is available to all W2 employees with the exception of interns, non-resident aliens, and union employees. Eligible employees 21 or over with 3 months of service can participate. The employer contribution is 100% up to 3% and an additional 50% for the next 2%. Employees can contribute on both a 401(k) or Roth basis. Loans and distributions are allowed. Employees will be automatically enrolled for 3% contribution with the ability to change their contribution any time.

Cash or non-cash compensation may be paid to our executive officers, including stock options, at the discretion of the board of directors or a committee thereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 18, 2022 (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the date of the respective table. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the date of the respective table is deemed to be outstanding for such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

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Unless otherwise noted, the business address of each beneficial owner listed is 27 Castilian Drive Goleta, California 93117. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

As of May 18, 2022, we had 10,650,002 shares of common stock issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Jonathan Klamkin, CEO and Director	1,626,995		15.28%
Lee McCarthy, COO	1,626,995		15.28%
Steven P. DenBaars, Director	376,755	(1)	2.6%
Mehta Palvi, Director	28,875	(2)	—
John Paglia, Director	51,688	(3)	—
All officers and directors as a group (Four (4) persons)	3,643,245		34.21%
5% Stockholders
Mark Tompkins(4)	2,632,500		24.72%

____________

(1)      Consists of 246,004 shares of Common Stock Mr. DenBaars received pursuant to his advisory agreement letter with us, 30,751 shares he received pursuant to a SAFE Agreement that provided he shall receive such shares for $5,000 and 100,000 shares he purchased in the private financing we completed on July 1, 2021 (the “Offering”).

(2)      Consists of 12,500 shares that vested pursuant to her stock options and 16,375 shares that shall vest within the next 60 days pursuant to the terms of her stock option and director agreement.

(3)      Consists of 12,500 shares that he purchased in the Offering, 10,000 shares issuable pursuant to his consulting agreement, 12,500 shares that vested pursuant to his stock options and 16,688 shares that shall vest within the next 60 days pursuant to the terms of his stock option and director agreement.

(4)      Includes 2,275,000 shares Mr. Tompkins retains from his ownership before the Merger and 357,500 shares he purchased in the Offering for $715,000. Mr. Tompkins served as our director since inception; he resigned on the effective date of the Merger.

Related Party Transactions

We describe below transactions since January 1, 2019, in which the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at yearend for the last two completed fiscal years and any of our directors, executive officers, or beneficial holders of more than 5% had or will have a direct or indirect material interest. Other than as described below, there have not been transactions to which we have been a party other than compensation arrangements, which are described under “Executive Compensation.” The following description is historical and has not been adjusted to give effect to the Merger.

On October 27, 2020, the Company entered into a Stock Purchase Agreement with each of Mr. Klamkin and Mr. McCarthy, pursuant to which they each purchased 1,623,920 shares of common stock (represented 1,250,000 shares of Biond prior to the Merger) for an aggregate sum of $10,000 each. The stock purchase agreement contains a vesting schedule such that 324,784 shares were fully vested as of October 27, 2020 and the remaining 1,299,136 shares vest monthly over the next 4 years. The unvested shares may be repurchased by the Company, at the Company’s option, within 90 days after the individual is terminated from his position with the Company at the original purchase price.

On February 5, 2021, we entered into a Simple Agreement for Future Equity Agreement (the “SAFE Agreement”) with each of Mr. Klamkin, our CEO, Mr. McCarthy, our COO and Mr. DenBaars, one of our directors (each of whom is referred to as a “SAFE Holder”), pursuant to which each of them loaned us $5,000, $5,000 and $50,000, respectively. Pursuant to the SAFE Agreement, the SAFE Holder’s loan will convert into shares of preferred stock if we complete a preferred stock private financing before the SAFE Agreement is terminated or the SAFE Holder shall be entitled to a certain portion of the proceeds from a Dissolution Event or Liquidity Event, as such terms are defined in the SAFE Agreement. Upon the earlier of the conversion to preferred stock or the payment to the SAFE Holder pursuant to Dissolution Event or Liquidity Event, the SAFE Agreement shall automatically terminate. On June 10, 2021, the parties agreed to convert the loans under the SAFE Agreement into shares of our common stock.

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The Company is party to that certain Advisory Agreement with Mr. DenBaars, one of our directors, dated as of December 31, 2020, pursuant to which Mr. DenBaars shall serve as an advisor to the Company. Under the agreement, as partial compensation for his advisory services, the Company granted Mr. DenBaars the right to purchase 32,805 shares of common stock (represents 25,252 shares of Biond common stock prior to the Merger) at a price $0.0104 per share; the shares have a four-year vesting schedule and Mr. DenBaars purchased such shares on February 4, 2021, prior to being appointed as one of our directors. The Advisory Agreement with Mr. DenBaars was amended on June 10, 2021 to reflect additional advisory services. Under this agreement, as partial compensation for his advisory service, the Company granted Mr. DenBaars the right to purchase an additional 213,198 shares of the Company’s common stock (represents 164,108 shares of Biond common stock prior to the Merger) at a price of $0.0195 per share; the shares have a two-year vesting schedule. Pursuant to the terms of his advisory agreement, 12,984 of the shares have vested through June 30, 2021.

Participation in the Offering

Certain of our existing investors, including investors affiliated with certain of our directors and prior directors, have purchased an aggregate of 400,000 shares of our common stock in the Offering, for an aggregate gross purchase price of $800,000. Such purchases were made on the same terms as the shares that were sold to other investors in the Offering and not pursuant to any pre-existing contractual rights or obligations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RE-ELECTION OF ALL CURRENT CLASS I DIRECTORS NAMED ABOVE

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PROPOSAL NO. 2

APPROVAL, RATIFICATION AND CONFIRMATION OF
RE-APPOINTMENT OF INDEPENDENT AUDITORS AND
AUTHORIZATION OF BOARD OF DIRECTORS TO FIX THEIR REMUNERATION

The Audit Committee of the Board (the “Audit Committee”), which is composed entirely of independent directors, has selected Rose, Snyder & Jacobs LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending June 30, 2022. Ratification of the selection of Rose, Snyder & Jacobs LLP by shareholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the shareholders for ratification at the 2022 Annual Meeting. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to Rose, Snyder & Jacobs LLP, but may, in their discretion, retain Rose, Snyder & Jacobs LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

A Representative from Rose, Snyder & Jacobs LLP will be in attendance at the 2022 Annual Meeting via teleconference to respond to any appropriate questions and will have the opportunity to make a statement, if they so desire.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table shows the fees that were billed for the transition period ended June 30, 2021 and from inception to December 31, 2020.

	For the transition period ended June 30, 2021	For the twelve months ended December 31, 2020
Audit Fees	$20,000	11,000
Audit-Related Fees	—	—
Tax Fees	—	$2,000
All Other Fees	—	—
Total	$20,000	$13,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

This category consists of assurance and related services by the independent registered public accounting firm that is reasonably related to the performance of the audit or review of our financial statements and is not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the board approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the board, or, in the period between meetings, by a designated member of the board. Any such approval by the designated member is disclosed to the entire board at the next meeting.

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The audit fees that were paid to the auditors with respect to the transition period ended June 30, 2021 were pre-approved by the entire Board of Directors. Prior to that time, before the Merger, the Company did not have a standing audit committee or a committee performing similar functions.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND
A VOTE FOR APPROVAL, RATIFICATION AND CONFIRMATION OF THE RE-APPOINTMENT OF
ROSE, SNYDER & JACOBS LLP
AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE YEAR ENDING JUNE 30, 2022 AND
AUTHORIZATION OF BOARD OF DIRECTORS TO FIX THEIR REMUNERATION

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Shareholder Proposals for 2023 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the Shareholders at our 2023 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 27 Castilian Drive, Goleta, California 93117, Attention: Chief Executive Officer, no later than January 20, 2023.

If we are not notified of a Shareholder proposal a reasonable time prior to the time we send our proxy statement for our 2023 annual meeting, then our Board will have discretionary authority to vote on the Shareholder proposal, even though the Shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a Shareholder proposal was received by us, it is suggested that Shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to Aeluma, Inc., 27 Castilian Drive, Goleta, California 93117 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of Shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any Shareholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, Shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Periodic Reports are being sent with this Proxy Statement to each Shareholder and are also available on our website, as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for period from February 28, 2019 (inception) through December 31, 2019, the twelve months ended December 31, 2020 and the transition period from January 1, 2021 to June 30, 2021. The Periodic Reports are not to be regarded as part of the proxy soliciting material.

Additional copies of the Periodic Reports may be requested in writing and will be supplied at no additional cost to the requesting party. Such requests should be submitted to Aeluma, Inc., 27 Castilian Drive Goleta, California 93117, Attn: Mr. Klamkin. Exhibits to the Periodic Reports will also be provided upon specific request.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of the Periodic Reports are being delivered to multiple registered Shareholders who share an address unless we have received contrary instructions from one or more of the Shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered Shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Vstock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598. Promptly upon request, a separate copy

19

of our Periodic Reports and/or a separate copy of this proxy Statement will be sent. By contacting Vstock Transfer, LLC, registered Shareholders sharing an address can also (i) notify the Company that the registered Shareholders wish to receive separate annual reports to Shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to Shareholders and proxy statements in the future if registered Shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple Shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Periodic Reports. Such reports constitute the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Reports include the Company’s audited financial statements for the period from February 28, 2019 (inception) through December 31, 2019, the twelve months ended December 31, 2020 and the transition period from January 1, 2021 to June 30, 2021, as well as the nine-month period ended March 31, 2022, and certain other financial information, which is incorporated by reference herein.

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Stockholders may read any document we file on the SEC’s website at http://www.sec.gov and our website at www.aeluma.com. Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained without charge by contacting Jonathan Klamkin, our CEO, at info@aeluma.com or by telephone at (805) 351-2707.

The information provided on our website is not part of this report, and is therefore not incorporated by reference unless such information is otherwise specifically referenced elsewhere in this report.

20

Annex A

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxyClick on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 pm EST on June 5, 2022.CONTROL #VOTE BY EMAIL Mark, sign and date your proxy card and return it to vote@vstocktransfer.com* SPECIMEN *1 MAIN STREETANYWHERE PA 99999-9999VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY FAX Mark, sign and date your proxy card and return it to 646-536-3179.VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on June 6, 2022 at 11:00 a.m. PST at the Hilton Garden Inn Santa Barbara/Goleta, located at 6878 Hollister Ave., Goleta, California 93117.Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. DETACH PROXY CARD HERE TO VOTE BY MAILTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSAL 2.(1) Re-Election of Class I Directors: FOR ALL NOMINEES LISTED BELOW(except as marked to the contrary below)WITHHOLD AUTHORITY TO VOTE FORALL NOMINEES LISTED BE-LOWINSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THENOMINEES’ NAMES BELOW:01 Steven P. DenBaars02 John Paglia(2) To approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2022, and to authorize the Board of Directors to fix their remuneration. VOTE FORVOTE AGAINST ABSTAIN Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address.* SPECI-MEN * AC:ACCT9999 90.00

Annex A-1

AELUMA, INC. Annual General Meeting of Shareholders June 6, 2022AELUMA, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Jonathan Klamkin, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Aeluma, Inc., (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual General Meeting of the Shareholders of the Company to be held on June 6, 2022, at 11:00 a.m., Pacific Standard Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, to approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the company’s independent auditors, and to consider and act on such other matters that legally come before the meeting, as said proxy(s) may deem advisable. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 10-Q

______________________

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2022

OR

☐ TRANSITION REPORT PURSUANT TO PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to ______________

Commission File Number: 000-56218

______________________

AELUMA, INC.
(Exact Name of Registrant as Specified in Charter)

______________________

Delaware	85-2807351
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
27 Castilian Drive Goleta, California 93117
(Address of Principal Executive Offices)

(805) 351-2707
(Registrant’s telephone number, including area code)

(Former name and address, if changed since last report)

Copies to:

Hunter Taubman Fischer & Li LLC
48 Wall Street, Suite 1100
New York, NY 10005

______________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	—	—

______________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and emerging growth company in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined by Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of May 16, 2022, there were 10,650,002 shares of the issuer’s common stock, $0.0001 par value per share, outstanding and 0 shares of preferred stock, $0.0001 par value per share, outstanding.

i

PART I

ITEM 1.    FINANCIAL STATEMENTS

Aeluma, Inc. and Subsidiary

Consolidated Balance Sheets

	March 31, 2022	June 30, 2021
	(Unaudited)
ASSETS

Current Assets
Cash	$4,815,842	$6,787,250
Deferred compensation, current portion	662,464	662,464
Prepaids & other current assets	106,615	22,521
Total Current Assets	5,584,921	7,472,235

Equipment	401,270	115,888
Leasehold improvements	443,537	12,420
Accumulated depreciation	(50,932)	—
Net fixed assets	793,875	128,308
Intangible assets	13,583	14,833
Right of use asset-facility	615,939	729,176
Deferred compensation, long term portion	176,196	673,498
Other assets	13,014	65,069
Total Assets	$7,197,528	$9,083,119

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$98,846	$68,575
Accrued expenses & other current liabilities	166,484	61,384
Lease liability-current portion	153,164	157,141
Total Current Liabilities	418,494	287,100

Lease Liability-Long Term Portion	501,343	610,455

Commitments and Contingencies
Total Liabilities	919,837	897,555

Stockholders’ Equity
Preferred Stock par value $0.0001, 10,000,000 authorized, none issued and outstanding.
Common Stock par value $0.0001, and 50,000,000 shares authorized, 10,650,002 and 10,535,002 shares issued and outstanding at March 31, 2022 and June 30, 2021, respectively.	1,066	1,054
Additional Paid In Capital	8,648,132	8,415,432
Accumulated Deficit	(2,371,507)	(230,922)
Total Stockholders’ Equity	6,277,691	8,185,564
Total Liabilities and Stockholders’ Equity	$7,197,528	9,083,119

The accompanying notes are an integral part of these financials

1

Aeluma, Inc. and Subsidiary

Consolidated Statements of Operations

For the Three Months Ended March 31, 2022 and 2021

(Unaudited)

	2022	2021
Revenue	$—	$—

Operating Expenses
Research & Development	177,177	—
General & Administrative	739,519	13,663
Other Expenses	53,719	—
Total Expenses	970,415	13,663

Other Income
Sub-lease and other income	55,689	—
Interest income	349	—
Total Other Income	56,038	—

Loss Before Provision for Income Taxes	(914,377)	(13,663)
Provision for income tax	—	(800)

Net Loss	$(914,377)	$(14,463)

Basic and Diluted Loss Per Share	$(0.09)	$(0.00)

Weighted average common shares outstanding – basic and diluted	10,650,002	3,267,888

The accompanying notes are an integral part of these financials

2

Aeluma, Inc. and Subsidiary

Consolidated Statements of Operations

For the Nine Months Ended March 31, 2022 and 2021

(Unaudited)

	2022	2021
Revenue	$—	$—

Operating Expenses
Research & Development	268,979	—
General & Administrative	2,029,684	23,325
Other Expenses	71,343	—
Total Expenses	2,370,006	23,325

Other Income
Sub-lease and other income	227,590	—
Interest income	1,694	—
Total Other Income	229,284	—

Loss Before Provision for Income Taxes	(2,140,722)	(23,325)
Provision for income tax	—	(800)

Net Loss	$(2,140,722)	$(24,125)

Basic and Diluted Loss Per Share	$(0.20)	$(0.01)

Weighted average common shares outstanding – basic and diluted	10,650,002	1,843,867

The accompanying notes are an integral part of these financials

3

Aeluma, Inc. and Subsidiary

Consolidated Statement of Stockholders’ Equity

For the Nine Months Ended March 31, 2022

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance, June 30, 2021	10,535,002	$1,054	$8,415,432	$(230,922)	$8,185,564
Issuance of shares of common stock for cash (net of $23,070 in offering costs)	115,000	12	206,918		206,930
Stock based compensation			29,668		29,668
Other offering costs			(45,000)		(45,000)
Net loss for three months ended September 30, 2021				(603,650)	(603,650)
Balance, September 30, 2021	10,650,002	$1,066	8,607,018	$(834,572)	$7,773,512
Net loss for three months ended December 31, 2021				(622,695)	(622,695)
Other				137	137
Balance, December 31, 2021	10,650,002	$1,066	8,607,018	$(1,457,130)	$7,150,954
Stock based compensation			41,114		41,114
Net Loss for three months Ended March 31, 2022				(914,377)	(914,377)
Balance March 31, 2022	10,650,002	$1,066	$8,648,132	$(2,371,507)	$6,277,691

The accompanying notes are an integral part of these financials

4

Aeluma, Inc. and Subsidiary

Consolidated Statements of Cash Flows

For the Nine Months Ended March 31, 2022 and 2021

(Unaudited)

	2022		2021
Operating activities
Net Loss		$(2,140,722)	$(24,125)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred compensation		497,302	—
Partial refund of facility lease deposit		52,055	—
Stock based compensation expense		70,782	—
Amortization of ROU asset		113,237	—
Depreciation and amortization expense		52,182	—
Change in prepaids & other current assets		(84,094)	(80,865)
Change in accounts payable		30,408	3,456
Change in lease liability		(113,089)	—
Change in accrued expenses		105,100	22,371
Net cash used in operating activities		(1,416,839)	(79,163)

Investing activities
Purchase of equipment & CIP		(285,382)	(109,684)
Payment for leasehold improvements		(431,117)	—
Net cash used in investing activities		(716,499)	(109,684)

Financing activities
Proceeds from Founder Loans		—	113,500
Proceeds from advances		—	5,700
Proceeds from SAFE Notes		—	205,000
Proceeds from Private Placement, net of offering costs		206,930	20,202
Payment of other offering costs		(45,000)	—
Net cash provided by financing activities		161,930	344,402

Net change in cash		(1,971,408)	155,555

Cash, beginning of period		6,787,250	2,899

Cash, end of period		$4,815,842	$158,454

Supplemental Disclosures	$		$—

The accompanying notes are an integral part of these financials

5

Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 1 — THE COMPANY

Aeluma is headquartered in Goleta, California. The Company is engaged in the research and development of infrared (IR) optical sensors to disrupt the market for IR sensors, and using its proprietary technology aims to produce a much higher performance alternative to today’s low-cost sensors at much lower prices than would otherwise be possible. The focus of the Company will be the image sensor market. Initial efforts hope to penetrate the 3D imaging and sensing (mobile and consumer, defense and aerospace, industrial, medical, auto) and LiDAR (robotic vehicles, advanced driver assistance systems vehicles (ADAS), topography, wind, industrial) markets.

We were originally incorporated as Parc Investments, Inc. in the State of Delaware on August 21, 2020. Prior to the Merger (as defined below), we were a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 22, 2021, our board of directors and all of our pre-Merger stockholders approved a restated certificate of incorporation, which was effective upon its filing with the Secretary of State of the State of Delaware on June 22, 2021 and through which we changed our name to “Aeluma, Inc.” On June 22, 2021, our board of directors also adopted restated bylaws.

On June 22, 2021, Biond Photonics, Inc., a privately held California corporation (“Biond Photonics”) merged with and into our wholly-owned subsidiary, Aeluma Operating Co., a corporation formed in the State of Delaware on June 22, 2021 (“Acquisition Sub”). Pursuant to this transaction (the “Merger”), Acquisition Sub was the surviving corporation and remained our wholly owned subsidiary, and all the outstanding stock of Biond Photonics was converted into shares of our common stock.

As a result of the Merger, we acquired the business of Biond Photonics and continued the existing business operations of Biond Photonics as a public reporting company under the name Aeluma, Inc. In conjunction with the merger transaction, the company changed its year end to June 30. Biond Photonics was incorporated in February 2019.

Merger Agreement

On June 22, 2021, Parc Investments, Inc., Acquisition Sub and Biond Photonics entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on June 22, 2021 (the “Closing Date”), Biond Photonics merged with and into Acquisition Sub, with Acquisition Sub continuing as the surviving corporation and our wholly owned subsidiary.

As a result of the Merger, we acquired the business of Biond Photonics, a California corporation, doing business as Aeluma. At the time the certificates of merger reflecting the Merger were filed with the Secretaries of State of California and Delaware (the “Effective Time”), each of Biond Photonics’ shares of capital stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive (a) 1.299135853 shares of our common stock (the “Common Share Conversion Ratio”), with the maximum number of shares of our common stock issuable to the former holders of Biond Photonics’ capital stock equal to 4,100,000 after adjustments due to rounding for fractional shares. Immediately prior to the Effective Time, an aggregate of 2,500,000 shares of our common stock owned by our stockholders prior to the Merger were forfeited and cancelled (the “Stock Forfeiture”).

The issuance of shares of our common stock to Biond Photonics’ former security holders are collectively referred to as the “Share Conversion.”

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

As a condition to the Merger, we entered into an indemnity agreement with our former officer and directors (the “Pre-Merger Indemnity Agreement”), pursuant to which we agreed to indemnify such former officer and directors for actions taken by them in their official capacities relating to the consideration, approval and consummation of the Merger and certain related transactions.

6

Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 1 — THE COMPANY (cont.)

The Merger was treated as a recapitalization and reverse acquisition for financial reporting purposes. Biond Photonics is considered the acquirer for accounting purposes, and our historical financial statements before the Merger will be replaced with the historical financial statements of Biond Photonics before the Merger in future filings with the SEC. The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Change of Fiscal Year

On June 30, 2021, we changed our fiscal year from the period beginning on January 1 and ending on December 31 to the period beginning on July 1 and ending on June 30 of each year.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and the instructions to Article 8 of Regulation S-X. Accordingly, the financial statements do not include all of the information and notes required by GAAP for complete financial statements. The consolidated financial statements as of March 31, 2022 and 2021, are unaudited; however, in the opinion of management such interim condensed consolidated financial statements reflect all adjustments, consisting solely of normal recurring adjustments, necessary for a fair presentation of the results for the periods presented. The accompanying financial information should be read in conjunction with the financial statements and the notes thereto in the Company’s most recent Transition Report on Form 10-KT, as filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2021. The results of operations for the period presented are not necessarily indicative of the results that might be expected for future interim periods or for the full year.

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity.

Going Concern

The Company incurred a net loss of $2,140,722 for the nine months ended March 31, 2022. In addition, the Company is in the research and development stage and has not generated revenue to date. In order to support its operations, the Company will require additional infusions of cash from the sale of equity instruments or the issuance of debt instruments, or the commencement of profitable revenue generating activities. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to fund its operations, develop or enhance its sensors in the future or respond to competitive pressures would be significantly limited. Such limitations could require the Company to curtail, suspend or discontinue parts of its business plan.

These conditions may raise doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

7

Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Basic Net Loss Per Share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period. The number of shares prior to the merger have been restated to consider the conversion into the shares of the legal acquirer. No shares were issued until October 2020.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Fair Value of Financial Instruments

As defined in Financial Accounting Standards Board (“FASB”) ASC Topic No. 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is the price that would be received to sell an asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses the market or income approach. Based on this approach, the Company utilizes certain assumptions about the risk inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated or generally unobservable inputs. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and the reliability of the information used to determine fair values. As a basis for considering these assumptions, ASC 820 defines a three-tier value hierarchy that prioritizes the inputs used in the valuation methodologies in measuring fair value.

Level 1 — Unadjusted quoted prices in active, accessible market for identical assets or liabilities

Level 2 — Other inputs that are directly or indirectly observable in the marketplace

Level 3 — Unobservable inputs which are supported by little or no market activity

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying values of the Company’s cash, accounts payable, accrued expenses and advances from officers approximate their fair value due to the relatively short maturity of these items. The carrying amounts reported for debt obligations approximate fair value due to the effective interest rate of these obligations reflecting the Company’s current borrowing rate.

Concentration of Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

8

Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Property and Equipment

Property, equipment and leasehold improvements are reported at historical cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the remaining lease term. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or the asset’s useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Intangible Assets

Intangible assets are associated with the Aeluma.com domain name and are amortized on a straight-line basis over 10 years.

Cash and Cash Equivalents

The Company considers cash in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company’s accounts are insured by the FDIC but at times may exceed federally insured limits.

Income Taxes

The Company is expected to have net operating loss carryforwards that it can use to offset a certain amount of taxable income in the future. The Company is currently analyzing the amount of loss carryforwards that will be available to reduce future taxable income. The resulting deferred tax assets will be offset by a valuation allowance due to the uncertainty of its realization. The primary difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income before income taxes relates to the recognition of a valuation allowance for deferred income tax assets.

The Company has adopted FASB ASC 740-10, “Income Taxes” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not as a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a Company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for periods presented. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized, and such tax years are closed.

The Company will file tax returns in the U.S. federal jurisdiction and the state of California. The Company’s federal and state return form are subject to review by the taxing authorities. The Company is not currently under examination by any taxing authority, nor has it been notified of an impending examination.

Stock-Based Compensation

The Company accounts for stock-based compensation arrangements in accordance with guidance issued by the FASB, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees, consultants, and directors based on estimated fair values.

9

Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company estimates the fair value of stock-based compensation awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s statements of operations. The Company estimates the fair value of stock-based compensation awards using the Black-Scholes model. This model requires the Company to estimate the expected volatility and value of its common stock and the expected term of the stock options, all of which are highly complex and subjective variables. For employees and directors, the expected life was calculated based on the simplified method as described by the SEC Staff Accounting Bulletin No. 110, Share-Based Payment. For other service providers, the expected life was calculated using the contractual term of the award. The Company’s estimate of expected volatility was based on the volatility of peers. The Company has selected a risk-free rate based on the implied yield available on U.S. Treasury securities with a maturity equivalent to the expected term of the options. We account for forfeitures upon occurrence.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which supersedes existing guidance on accounting for leases in “Leases (Topic 840)” and generally requires all leases to be recognized in the balance sheet. The Company entered into a lease agreement during the six months period ended June 30, 2021. The Company adopted ASU 2016-02 on January 1, 2021.

In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606), which amends certain aspects of the Board’s new revenue standard, ASU 2014-09, Revenue from Contracts with Customers. The Company does not currently generate revenue.

NOTE 3 — STOCKHOLDERS EQUITY

Authorized Shares

The Company’s Articles of Incorporation authorize the issuance of two classes of shares of stock. The total number of shares which this corporation is authorized to issue is 50,000,000 shares of $0.0001 par value common stock and 10,000,000 of $0.0001 par value preferred stock. No preferred shares were issued as of March 31, 2022.

Common Stock Offering

Immediately following the Effective Time of the Merger, we sold 3,482,500 shares of our common stock pursuant to an initial closing of a private placement offering (the “Offering”) at a purchase price of $2.00 per share (the “Offering Price”). We held a second and third closing on June 28 and July 1 2021, for an additional 402,500 and 115,000, respectively, of shares of common stock. Accordingly, we sold a total of 4,000,000 shares of our common stock through March 31, 2022. The private placement offering is referred to herein as the “Offering.”

The aggregate gross proceeds from the Offering during the nine months ended March 31, 2022 were $206,930, which is net of offering placement agent fees and expenses. We also paid additional offering costs totaling $45,000 during the nine months ended March 31, 2022.

The Offering was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

Issued and Vested Shares to Officers

On October 27th, 2020, the Company issued 1,623,920 shares of common stock to Director and CEO Jonathan Klamkin and 1,623,920 shares of common stock to Director, interim CFO and COO, Lee McCarthy for an aggregate sum of $10,000 each. The stock purchase agreement contains a repurchase option whereby unvested shares may be

10

Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 3 — STOCKHOLDERS EQUITY (cont.)

repurchased by the Company, at the Company’s option, within 90 days after employee termination. 324,784 shares vested on October 27th, 2020 and the remaining 1,299,136 shares vest in equal amounts, monthly over the subsequent 4 years. On March 31, 2022, each of these officers had 784,895 vested shares, and 839,025 unvested shares.

Registration Rights Agreement

The Company entered into a registration rights agreement that provides for certain liquidated damages upon the occurrence of a “Registration Event,” which is defined as the occurrence of any of the following events: (a) the Company fails to file with the Commission the Registration Statement on or before the Registration Filing Date; (b) the Registration Statement is not declared effective by the Commission on or before the Registration Effectiveness Date; (c) after the SEC Effective Date, the Registration Statement ceases for any reason to remain effective or the Holders of Registrable Securities covered thereby are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities covered thereby, except for Blackout Periods permitted herein; or (d) following the listing or inclusion for quotation on an Approved Market, the Registrable Securities, if issued and outstanding, are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal markets for the Common Stock, for more than three (3) full, consecutive Trading Days (other than as a result of (A) actions or inactions of parties other than the Company or its affiliates or of the Approved Market not reasonably in the control of the Company, or (B) suspension or halt of substantially all trading in equity securities (including the Common Stock) on the Approved Market). The maximum amount of liquidated damages that may be paid by the Company shall be an amount equal to eight percent (8%) of the shares covered by the registration rights agreement. This filing covered 11,010,002 shares. The Company currently expects to satisfy all of its obligations under the Registration Agreement and does not expect to pay any damages pursuant to this agreement; therefore, no liability has been recorded.

NOTE 4 — STOCK-BASED COMPENSATION

During fiscal 2021, the Company sold 723,008 shares of common stock to certain individuals in exchange for future management advisory services, for discounted prices price ranging from $.0104 to $.0195 per share. The shares are subject to restrictions that allow for repurchase of the shares by the Company due to a termination of the service agreement or other certain provisions. This repurchase right declines on a pro-rata basis over vesting periods (corresponding to the service period) ranging from 2-4 years. Related to these issuances, the Company has recorded deferred stock-based compensation of $1,372,435 for the value of the shares in excess of the purchase price paid by the advisors. The stock-based compensation will be expensed over the service period. For the nine months ended March 31, 2022, $497,303 has been amortized in the Statement of Operations, and $838,660 is presented as deferred compensation on the balance sheet at March 31, 2022, of which $662,464 is expected to be expensed in the next twelve months.

In July of 2021, the Company issued an option to purchase 10,000 shares of common stock to a director at a price of $2.00 per share, expiring in 10 years, and an option to purchase 10,000 shares of common stock to an advisor at a price of $2.00 per share expiring in 5 years. These options vested over periods ranging from one month to three months.

In December of 2021, the Company issued options to purchase common stock to two directors in increments of 125,000 each. The options have an exercise price of $2.00, expire in 10 years, vest 12,500 options per quarter in the first year and 9,375 per quarter for the following two years. In February of 2022, the company granted 16,750 in options to one director and 15,500 to another director at a price of $2.00 per share, for committee service. These options are subject to quarterly vesting over four quarters and expire in 10 years.

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Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 4 — STOCK-BASED COMPENSATION (cont.)

On February 1, 2022, the Company entered into a consulting advisory agreement which grants 2,500 options with every patent filing. On February 4, 2022, the advisor was granted 2,500 options with an exercise price of $2.00 and an expiration date of ten years.

The estimated weighted average fair value of the options granted during the nine months ended March 31, 2022 were approximately $1.50 per share.

The Company estimates the fair value of each option award using the Black-Scholes option-pricing model. The Company used the following assumptions for to estimate the fair value of stock options for directors issued in the nine months ended March 31, 2022:

Directors	March 31, 2022
Expected volatility	100%
Expected term	5.0 years
Dividend yield	0%
Risk-free interest rate	1.15%

The Company used the following assumptions for to estimate the fair value of stock options for consultants issued in the nine months ended March 31, 2022:

Consultants	March 31, 2022
Expected volatility	100%
Expected term	5.0 years
Dividend yield	0%
Risk-free interest rate	2.41%

The following is a schedule summarizing employee and non-employee stock option activity for the period ended March 31, 2022:

	Number of Options	Weighted Average Exercise Price		Aggregate Intrinsic Value
Outstanding at June 30, 2021	0	$		$
Granted	304,750		2.00		0
Exercised	0			$
Expired/Cancelled	0
Outstanding at March 31, 2022	304,750		$2.00		$0
Exercisable at March 31, 2022	47,500		$2.00		$0

The aggregate intrinsic value represents the difference between the exercise price of the options and the estimated fair value of the Company’s common stock for each of the respective periods.

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Aeluma, Inc.

Notes to Consolidated Financial Statements
as of March 31, 2022 and 2021

NOTE 5 — FACILITY OPERATING LEASE

On April 1, 2021, the Company commenced a 5-year operating lease for a facility in Santa Barbara, California with total lease payments of $781,813. The Company determined the lease constitutes a Right of Use (ROU) asset and has recorded the present value of the lease payments as an asset and liability per ASC 842. The value of the asset will be amortized on a straight-line basis over the 60-month period and amortization began at the start of the lease. Additionally, the lease agreement waived the first three months of rent with payments commencing July 2021. At the commencement of the lease, the net present value of the lease payments was 767,553 In addition to these lease payments, the Company is also responsible for its shares of common area operating expenses and electricity. Such expenses are considered variable costs and are not included in the measurement of the lease liability. The lease agreement also provides for the option to extend the lease for two additional sixty-month periods. The lease payments for these additional periods are not included in the lease liability amount presented on the balance sheet.

The following table presents maturities of operating lease liabilities on an undiscounted basis as of March 31, 2022:

Fiscal 2022	$40,059
Fiscal 2023	$161,069
Fiscal 2024	$165,096
Fiscal 2025	$169,224
Fiscal 2026	$129,283
Total	$664,731
Less imputed interest	(10,224)
Total operating lease liability	654,507
Less: current portion	(153,164)
Lease liability, long term	$501,343

The lease term and the discount rate for the lease at March 31, 2022 is 4.00 years and 0.75%, respectively. The total lease payments were $117,124, and $0 for the nine months ended March 31, 2022 and 2021, respectively. The variable costs for common area operating expenses and electricity were $173,488, and $0 for the nine months ended March 31, 2022 and 2021, respectively.

Beginning April 1, 2021, the Company began subleasing a portion of their facility. The sub-lease provides for base monthly rent of $13,013 through May 31, 2021 and $8,400 starting June 1, 2021 plus common area operating and utility costs. During the nine months ended March 31, 2022 the Company recognized $227,590 of rental income, including reimbursement of common area operating and utility costs.

NOTE 6 — WARRANTS TO PURCHASE COMMON STOCK

In connection with the Offering, the Company issued 360,000 warrants to purchase common stock to the Placement Agents. The warrants carry a term of 5 years and an exercise price of $2.00.

NOTE 7 — SUBSEQUENT EVENTS

Management evaluated subsequent events up to May 16, 2022 the date the financial statements were issued. None were noted.

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ITEM 2.    MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING INFORMATION

The following information should be read in conjunction with Aeluma, Inc. and its subsidiaries (“we”, “us”, “our”, or the “Company”) unaudited financial statements and the notes thereto contained elsewhere in this report. Information in this Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this Form 10-Q that does not consist of historical facts, are “forward-looking statements.” Statements accompanied or qualified by, or containing words such as “may,” “will,” “should,” “believes,” “expects,” “intends,” “plans,” “projects,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” and “assume” constitute forward-looking statements, and as such, are not a guarantee of future performance.

Forward-looking statements are subject to risks and uncertainties, certain of which are beyond our control. Actual results could differ materially from those anticipated as a result of the factors described in the “Risk Factors” and detailed in our other Securities and Exchange Commission (“SEC”) filings. Risks and uncertainties can include, among others, international, national and local general economic and market conditions: demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to successfully make and integrate acquisitions; raw material costs and availability; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; the ability to obtain sufficient financing to continue and expand business operations; the ability to develop technology and products; changes in technology and the development of technology and intellectual property by competitors; the ability to protect technology and develop intellectual property; and other factors referenced in this and previous filings. Consequently, investors should not place undue reliance on forward-looking statements as predictive of future results.

Because of these risks and uncertainties, the forward-looking events and circumstances discussed in this report or incorporated by reference might not transpire. You should review the disclosure under the heading “Risk Factors” in other filings we make with the SEC for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

The Company disclaims any obligation to update the forward-looking statements in this report.

Overview

On June 22, 2021, the Company, Acquisition Sub and Biond Photonics entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on June 22, 2021 (the “Closing Date”), Biond Photonics merged with and into Acquisition Sub, with Acquisition Sub continuing as the surviving corporation and our wholly owned subsidiary.

As a result of the Merger, we acquired the business of Biond Photonics, a California corporation, doing business as Aeluma. At the time the certificates of merger reflecting the Merger were filed with the Secretaries of State of California and Delaware (the “Effective Time”), each of Biond Photonics’ shares of capital stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive (a) 1.299135853 shares of our common stock (the “Common Share Conversion Ratio”), with the maximum number of shares of our common stock issuable to the former holders of Biond Photonics’ capital stock equal to 4,100,002 after adjustments due to rounding for fractional shares. Immediately prior to the Effective Time, an aggregate of 2,500,000 shares of our common stock owned by our stockholders prior to the Merger were forfeited and cancelled (the “Stock Forfeiture”).

The issuance of shares of our common stock to Biond Photonics’ former security holders are collectively referred to as the “Share Conversion.”

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

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As a condition to the Merger, we entered into an indemnity agreement with our former officer and directors (the “Pre-Merger Indemnity Agreement”), pursuant to which we agreed to indemnify such former officer and directors for actions taken by them in their official capacities relating to the consideration, approval and consummation of the Merger and certain related transactions.

The Merger was treated as a recapitalization and reverse acquisition for us for financial reporting purposes. Biond Photonics is considered the acquirer for accounting purposes, and our historical financial statements before the Merger were replaced with the historical financial statements of Biond Photonics before the Merger in future filings with the SEC. The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of securities pursuant to the Share Conversion was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Rule 506 of Regulation D promulgated by the SEC thereunder. These securities may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirement and are subject to further contractual restrictions on transfer.

We develop novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large diameter silicon wafers that are commonly used to manufacture mass market microelectronics. This enables cost effective manufacturing of high-performance photodetector array circuits for imaging applications in mobile devices. These devices may be used as image sensors that generate an image by detecting light, in a manner similar to a digital camera taking pictures. Our devices may incorporate additional functionality for 3D image capture when integrated into various system architectures. This technology has the potential to enhance the performance and capability of camera image sensors, Lidar, augmented reality, facial recognition, and other applications. Aeluma has acquired a key piece of manufacturing equipment, an MOCVD tool, and has headquarters in Goleta, CA with a manufacturing cleanroom to house this equipment.

The Offering

Immediately following the Merger, we sold 3,482,500 shares of our common stock pursuant to an initial closing of a private placement offering at a purchase price of $2.00 per share (the “Offering Price”). We held a second closing on June 28, 2021 for an additional 402,500 shares of our common stock and a third and final close on July 1, 2021 for an additional 115,000. Accordingly, we sold a total of 4,000,000 shares of our common stock. The private placement offering is referred to herein as the “Offering.”

The aggregate gross proceeds from the three closings of the Offering were $8,000,000 (before deducting placement agent fees and expenses of the Offering of $1,082,575).

The three closings of the Offering were exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

In connection with the Offering and subject to the closing of the Offering, we agreed to pay the placement agent, GP Nurmenkari Inc. (the “Placement Agent”), a U.S. registered broker-dealer, a cash placement fee of 10% of the gross proceeds raised from investors in the Offering (other than the first $630,000 of common stock sold to pre-Merger Biond Photonics shareholders and their friends and family, for which the Placement Agent received a 3% cash fee, and $170,000 of common stock sold to pre-Merger Biond Photonics friends and family for which the Placement Agent received no cash fee) and to issue to it 50,000 shares of our common stock and warrants to purchase a number of shares of our common stock equal to 10% of the number of shares of common stock sold in the Offering (other than the first $800,000 of common stock sold to pre-Merger Biond Photonics shareholders and their friends and family), with a term of five years and an exercise price of $2.00 per share (the “Placement Agent Warrants”). We also agreed to pay certain expenses of the Placement Agent in connection with the Offering.

As a result of the foregoing, we paid the Placement Agent an aggregate commission of $748,900 and issued to it 50,000 shares of our common stock and Placement Agent Warrants to purchase 360,000 shares of our common stock in connection with the two closings of the Offering. We have also reimbursed the Placement Agent for approximately $265,000 of legal and other expenses incurred in connection with the Offering.

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Subject to certain customary exceptions, we agreed to indemnify the Placement Agent to the fullest extent permitted by law against certain liabilities that may be incurred in connection with the Offering, including certain civil liabilities under the Securities Act, and, where such indemnification is not available, to contribute to the payments the Placement Agent and their sub-agents may be required to make in respect of such liabilities.

Plan of Operations

We have been developing our materials and characterization capabilities at our headquarters in Goleta, CA, in connection with the further development of our business and the implementation of our plan of operations. We have installed some key manufacturing equipment at our headquarters and will continue to develop relationships with manufacturing partners to carry out certain steps of our manufacturing processes externally. We have gained access to a rapid prototyping facility and are leveraging this access to fabricate early-stage prototypes. In the future, we intend to implement appropriate quality and manufacturing controls. Some equipment was procured previously, and other equipment is being procured through purchase orders with equipment vendors. Spare parts have also been procured to ensure minimal disruptive to our development. The primary sources of funding for equipment procurement and installation are the seed funding raised prior to becoming a public company and the funding raised from our financing during June/July of 2021. We have also leveraged funds to continue strengthening our intellectual property including patent applications, trademarks, development of trade secrets and manufacturing process recipes.

Limited Operating History

We cannot guarantee that the proceeds from the Offering will be sufficient to carry out all of our business plans. Our business is subject to risks inherent in growing an enterprise, including limited capital resources, risks inherent in the research and development process and possible rejection of our products in development.

If financing is not available on satisfactory terms, we may be unable to carry out all of our operations. Equity financing will result in dilution to existing stockholders.

Change of Fiscal Year

On June 30, 2021, we changed our fiscal year from the period beginning on January 1 and ending on December 31 to the period beginning on July 1 and ending on June 30 of each year.

Results of Operations

Nine months ended March 31, 2022 compared to the nine months ended March 31, 2021

Our results of operations for the nine-month period ended March 31, 2022, as compared to the nine-month period ended March 31, 2021, were as follows (some balances on the prior period’s combined financial statements have been reclassified to conform to the current period presentation):

	Nine Months Ended March 31,
	2022	2021	Change
Net Revenues	$—	$—	$—
Operating Expenses:	2,370,006	23,325	2,346,681
Other Income (Expense):
Sub-lease rental income & other income	229,284	—	229,284
Loss Before Provision for Income Tax	(2,140,722)	(23,325)	(2,117,397)
Provision for income tax	—	(800)	(800)
Net Loss	$(2,140,722)	$(24,125)	$(2,116,597)

Net Revenues:    We are pre-revenue and, accordingly recorded no revenues for either the nine months ended March 31, 2022 or 2021.

Operating Expenses:    During the nine months ended March 31, 2022 and 2021, we incurred $2,370,006 and $23,325 of operating expenses, respectively. This increase was due to the start-up of operations and stock compensation expenses related to advisor agreements.

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Sub-lease rental income and other income:    During the nine months ended March 31, 2022 and 2021, the Company recorded net rental and other income of $229,284 and $0, respectively. The increase was due to the rental of our new facility and a related sub-lease to our tenant.

Provision for income tax:    The Company recorded no provision for income tax for the nine months ended March 31, 2022 and $800 for the nine months ended March 31, 2021.

Net Loss:    Net loss increased to $2,140,722 for the nine months ended March 31,2022, as compared to $24,125 for the nine months ended March 31, 2021 for start-up of operations and stock compensation expenses related to advisor agreements.

Capital Resources and Liquidity

Our financial statements have been presented on the basis that are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As presented in the financial statements, we incurred a net loss of $2,140,722 for the nine months ended March 31, 2022 and losses are expected to continue in the near term. The accumulated deficit was $2,371,507. We have been funding our operations through private loans and the sale of common stock in private placement transactions.

Management anticipates that significant additional expenditures will be necessary to develop and expand our business before significant positive operating cash flows can be achieved. Our ability to continue as a going concern is dependent upon our ability to raise additional capital and to ultimately achieve sustainable revenues and profitable operations. At March 31, 2022, we had $4,815,842 of cash on hand. These funds are insufficient to complete our business plan and, as a consequence, we will need to seek additional funds, primarily through the issuance of debt or equity securities for cash to operate our business. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to us. Even if we are able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in the case of equity financing.

Management has undertaken steps as part of a plan to improve operations with the goal of sustaining our operations for the next twelve months and beyond. These steps include (a) raising additional capital and/or obtaining financing; (b) controlling overhead and expenses; and (c) executing material sales or research contracts. There can be no assurance that the Company can successfully accomplish these steps and it is uncertain that the Company will achieve a profitable level of operations and obtain additional financing. There can be no assurance that any additional financing will be available to the Company on satisfactory terms and conditions, if at all. As of the date of this Report, we have not entered into any formal agreements regarding the above.

In the event the Company is unable to continue as a going concern, the Company may elect or be required to seek protection from its creditors by filing a voluntary petition in bankruptcy or may be subject to an involuntary petition in bankruptcy. To date, management has not considered this alternative, nor does management view it as a likely occurrence.

Cash, total current assets, total assets, total current liabilities and total liabilities as of March 31, 2022 as compared to June 30, 2021, were as follows:

	March 31, 2022	June 30, 2021
Cash	$4,815,842	$6,787,250
Total current assets	$5,584,921	$7,472,235
Total assets	$7,197,528	$9,083,119
Total current liabilities	$418,494	$287,100
Total liabilities	$919,837	$897,555

At March 31, 2022, we had working capital of $5,166,427 compared to working capital of $7,185,135 at June 30, 2021. Current assets decreased to $5,584,921 at March 31, 2022 from $7,472,235 at June 30, 2021, primarily as a result of the start-up of operations. Current liabilities increased to $418,494 at March 31, 2022 from $287,100 at June 30, 2021, primarily as a result of the timing of accounts payable.

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For the nine months ended March 31, 2022, net cash used by operations was $1,416,839 and was the result of the net loss from operations, and changes in accounts payable, offset by changes in other current assets. For the nine months ended March 31, 2021 net cash used in operations was $79,163.

Net cash used in our investing activities was $716,499 and $109,684 for the nine months ended March 31,2022 and 2021, respectively. Investing activity for the 2022 period related to the setup of our new facility.

Our financing activities generated a cash inflow of $161,930 for the nine months ended March 31, 2022, due to the offering described above. In the nine months ended March 31, 2021, financing activities netted $344,402 from Founder loans and SAFE Notes.

Critical Accounting Policies

The preparation of financial statements in accordance with U.S. GAAP requires us to make estimates and assumptions affecting the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of net revenues and expenses in the reporting period. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. We continually review the estimates and underlying assumptions to ensure they are appropriate for the circumstances. Accounting assumptions and estimates are inherently uncertain and actual results may differ materially from our estimates.

A summary of our other critical accounting policies is included in Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Transition Report on Form 10-KT for the period ended June 30, 2021. During the nine months ended March 31,2022, there were no significant changes in our critical accounting policies.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

Item 3.    Quantitative and Qualitative Disclosures about Market Risk

Not applicable.

Item 4.    Controls and Procedures

Evaluation of Disclosure Controls and Procedures

As of the end of the nine-month period ended March 31, 2022, we carried out an evaluation, under the supervision and with the participation of management, including our chief executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based upon those evaluations, management concluded that our disclosure controls and procedures were not effective as of March 31, 2022 to cause the information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods prescribed by SEC, and that such information is accumulated and communicated to management, including our chief executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Going forward from this filing, the Company intends to work on maintaining disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are designed to be effective in providing reasonable assurance that information required to be disclosed in our reports under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to our management to allow timely decisions regarding required disclosure.

In designing and evaluating disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable, not absolute assurance of achieving the desired objectives. Also, the design of a control system must reflect the fact that there are resource

18

constraints and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Changes in Internal Control over Financial Reporting

During the quarter covered by this Report, there were no changes in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Part II — Other Information

Item 1.    Legal Proceedings

From time to time, the Company may become a party to litigation or other legal proceedings that it considers to be a part of the ordinary course of its business. To the best of our knowledge, the Company is not currently involved in any legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations; however, the Company may become involved in material legal proceedings in the future.

Item 1A. Risk Factors

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and, as such, are not required to provide the information under this item.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds

Information regarding any equity securities we have sold during the period covered by this Report that were not registered under the Securities Act of 1933, as amended is set forth below. Each such transaction was exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D promulgated by the SEC, unless otherwise noted. Unless stated otherwise: (i) the securities were offered and sold only to accredited investors; (ii) there was no general solicitation or general advertising related to the offerings; (iii) each of the persons who received these unregistered securities had knowledge and experience in financial and business matters which allowed them to evaluate the merits and risk of the receipt of these securities, and that they were knowledgeable about our operations and financial condition; (iv) no underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with the transactions; and, (v) each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. There were not any unregistered sales.

Item 3.    Defaults upon Senior Securities

None.

Item 4.    Mine Safety Disclosures

Not applicable.

Item 5.    Other Information

(a)     Not applicable.

(b)    None.

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ITEM 6.    EXHIBITS

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization among Parc Investments, Inc., Aeluma Operating Co. and Biond Photonics, Inc.**
3.1	Certificate of Merger relating to the merger of Aeluma Operating Co. with and into Biond Photonics, Inc., filed with the Secretary of State of the State of California on June 22, 2021**
3.2	Amended and Restated certificate of incorporation, filed with the Secretary of State of the State of Delaware on June 22, 2021**
3.3	Amended and Restated Bylaws.**
4.1	Form of Lock Up Agreement**
4.2	Form of Placement Agent Warrant**
10.2	Form of Post-Merger Indemnification Agreement**
10.3	Form of Pre-Merger Indemnification Agreement**
10.4	Form of Subscription Agreement, dated June 22, 2021, by and between the Company and the parties thereto**
10.5	Registration Rights Agreement, dated June 22, 2021, by and between the Company and the parties thereto**
10.6+	2021 Equity Incentive Plan and form of award agreements**
10.7	Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. Klamkin****
10.8	Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. McCarthy****
10.9	Advisor Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated December 21, 2020****
10.10	Advisor Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated June 10, 2021****
10.11	Advisory Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated December 31, 2020****
10.12	Advisory Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated June 10, 2021****
31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith)
31.2	Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith)
32.1	Certification of the Principal Executive Officer pursuant to U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith)
32.2	Certification of the Principal Financial Officer pursuant to U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith)
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

____________

+        Indicates a management contract or any compensatory plan, contract or arrangement.

**      Incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021.

***    Incorporated by reference to the Current Report on Form 8-K filed on July 1, 2021.

****  Incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021.

21

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

Aeluma, Inc. (Registrant)
Date: May 16, 2022	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer and Principal Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

22

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 10-K

_________________

(Mark One)

☐ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended
or

☒ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from January 1, 2021 to June 30, 2021
Commission file number 000-56218

_________________

Aeluma, Inc.
(Exact name of registrant as specified in its charter)

_________________

Delaware	85-2807351
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27 Castilian Drive
Goleta, California 93117
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (805) 351-2707

_________________

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act: None

_________________

Indicate by check mark whether the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark whether the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

The aggregate market value of the registrant’s common stock, par value $0.001 per share, held by non-affiliates of the registrant, as computed by reference to the price at which the common stock was last sold on December 31, 2021 was $2.00.

The number of the registrant’s shares of common stock, no par value, outstanding on September 24, 2021 was 10,650,002.

DOCUMENTS INCORPORATED BY REFERENCE

None.

i

Explanatory Note

On June 30, 2021, we changed our fiscal year from the period beginning on January 1 and ending on December 31 to the period beginning on July 1 and ending on June 30 of each year, effective immediately. Accordingly, we are filing this Transition Report on Form 10-K (this “Report”) to include audited consolidated financial information for the transition period from January 1, 2021 through June 30, 2021.

ii

PART I

Item 1.       Business.

Overview

We develop novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large diameter silicon wafers that are commonly used to manufacture mass market microelectronics. This enables cost effective manufacturing of high-performance photodetector array circuits for imaging applications in mobile devices. These devices may be used as image sensors that generate an image by detecting light, in a manner similar to a digital camera taking pictures. Our devices may incorporate additional functionality for 3D image capture when integrated into various system architectures. This technology has the potential to enhance the performance and capability of camera image sensors, Lidar, augmented reality, facial recognition, and other applications. Aeluma has acquired a key piece of manufacturing equipment, an MOCVD tool, and has headquarters in Goleta, CA with a manufacturing cleanroom to house this equipment.

Because we will leverage compound semiconductor materials including InGaAs, our devices may operate out to longer wavelengths, up to at least 1600 nm, which is advantageous for a number of reasons including eye safety. Beyond 1400 nm is considered eye safe at significantly higher optical power levels relative to that at shorter wavelengths. Therefore, for Lidar sensing systems, the range (the detectable object distance) can be increased significantly. Operating at specific longer wavelengths (for example, near 1550 nm) also enables imaging both in low light (dark) conditions, as well as in direct sunlight. Therefore, images could be captured outdoors and in various conditions.

Corporate Structure

We were incorporated as Parc Investments, Inc. in the State of Delaware on August 21, 2020. Prior to the Merger (as defined below), we were a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 22, 2021, our board of directors and all of our pre-Merger stockholders approved a restated certificate of incorporation, which was effective upon its filing with the Secretary of State of the State of Delaware on June 22, 2021 and through which we changed our name to “Aeluma, Inc.” On June 22, 2021, our board of directors also adopted restated bylaws.

On June 22, 2021, Biond Photonics, Inc., a privately held California corporation (“Biond Photonics”) merged with and into our wholly-owned subsidiary, Aeluma Operating Co., a corporation formed in the State of Delaware on June 22, 2021 (“Acquisition Sub”). Pursuant to this transaction (the “Merger”), Acquisition Sub was the surviving corporation and remained our wholly owned subsidiary, and all of the outstanding stock of Biond Photonics was converted into shares of our common stock.

As a result of the Merger, we acquired the business of Biond Photonics and will continue the existing business operations of Biond Photonics as a public reporting company under the name Aeluma, Inc.

In accordance with “reverse merger” or “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Merger will be replaced with the historical financial statements of Biond Photonics prior to the Merger, in all future filings with the U.S. Securities and Exchange Commission (the “SEC”).

Our Business

We develop novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large diameter silicon wafers that are commonly used to manufacture mass market microelectronics. This enables cost effective manufacturing of high-performance photodetector array circuits for imaging applications in mobile devices. These devices may be used as image sensors that generate an image by detecting light, in a manner similar to a digital camera taking pictures. Our devices may incorporate additional functionality for 3D image capture when integrated into various system architectures. This technology has the potential to enhance the performance and capability of camera image sensors, Lidar, augmented reality, facial recognition, and other applications. Aeluma has acquired a key piece of manufacturing equipment, an MOCVD tool, and has headquarters in Goleta, CA with a manufacturing cleanroom to house this equipment.

Because we will leverage compound semiconductor materials including InGaAs, our devices may operate out to longer wavelengths, up to at least 1600 nm, which is advantageous for a number of reasons including eye safety. Beyond 1400 nm is considered eye safe at significantly higher optical power levels relative to that at shorter wavelengths. Therefore, for Lidar sensing systems, the range (the detectable object distance) can be increased significantly. Operating at specific longer wavelengths (for example, near 1550 nm) also enables imaging both in low light (dark) conditions, as well as in direct sunlight. Therefore, images could be captured outdoors and in various conditions.

Our technology is based on heterogeneous integration of compound semiconductor materials on silicon. This heterogeneous integration enables the subsequent device fabrication and manufacturing in silicon manufacturing lines that are suited to large-volume production. Manufacturing on silicon also enables unique device configurations that are either not possible, challenging, or cost prohibitive relative to manufacturing on traditional compound semiconductor substrates such as InP.

Competition

There are two primary classes of image sensors currently in the market, low cost silicon sensors for mass market applications, and high performance InGaAs sensors deployed primarily in specialty applications. The major suppliers of silicon CMOS image sensors include Sony, Samsung, Omnivision, On Semi, STM, Panasonic, Canon, SK Hynix, and others (Source: Yole Development, www.yole.fr). The major suppliers of InGaAs sensors include Hamamatsu, FLIR/Teledyne, Princeton Lightwave/Argo AI, Sensors Unlimited, Excelitas, and others (Source: Markets and Markets, www.marketsandmarkets.com).

We believe that our technology will be able to compete effectively because we are uniquely positioned to outperform silicon CMOS image sensors while achieving a cost of manufacturing that is lower than that for traditional InGaAs sensors. Compared to silicon, InGaAs demonstrates higher detection sensitivity and a broader wavelength absorption spectrum. Silicon absorbs or detects light in the visible spectral region (400-750 nm) and partially in the NIR spectral region (greater than 750 nm), cutting off near 940 nm. InGaAs not only demonstrates higher absorption in the visible and NIR, but also extends well into the SWIR spectrum (1000-2500 nm), cutting off near 1700 nm, with the ability to extend beyond 2000 nm using strained InGaAs material.

We believe that we are also positioned to win on price in competing with current InGaAs sensors while having the ability to realize much larger area photodetector arrays because of our ability to manufacture on 12-inch silicon wafers, whereas competing InGaAs photodetectors are manufactured on InP wafers that are typically 2-4 inches in size. Therefore, in addition to realizing many more sensor chips per wafer, we have the ability to realize array sizes that are larger than what is possible with traditional InGaAs manufacturing on InP wafers.

Existing and potential competitors have or could have advantages such as greater name recognition, longer operating histories, broader and deeper product portfolios, larger customer bases, substantially greater financial and other resources, and larger scale manufacturing operations. However, we believe that our products will have the potential to compete because of our unique ability to manufacture high performance devices at low cost.

Customers

Aeluma currently has two potential customers that have provided non-binding support letters. These potential customers, who are manufacturers or research and development centers, wish to procure materials from us once our facility is operating and we are able to produce those materials. Aeluma bought a key piece of manufacturing equipment, a MOCVD tool, from one of the customers as part of a non-binding supply chain agreement, which provides that the customer will buy materials from us once we have installed and qualified the equipment.

Potential customers include those in the mobile market (both mobile phone manufactures and companies that sell integrated solutions to them), Lidar for cars, defense and aerospace.

Markets

The CMOS image sensors market was approximately $19B in 2020 and is projected to be $30B in 2026 (Source: Yole Development). During 2018, the revenue breakdown by market was 68% mobile, 7% consumer, 8% computing, 6% automotive, 6% security, 3% industrial, 1% medical, 1% defense and aerospace (Source: Yole Development, CMOS Image Sensor Industry 2020 report, www.yole.fr).

In terms of unit sales, the following are projected for 2024: 1.73 billion mobile phones, 131 million tablets, and 113 automotive vehicles (Source: www.idc.com). Manufacturers of mobile phones, tablets, and Lidar for automotive vehicles may be prospective customers for Aeluma. In the mobile market, Apple arguably leads in terms of deploying advanced capabilities such as Lidar sensing in their devices; Apple does not use our technology. Apple leverages VCSEL emitters in conjunction with SPAD detectors for a Lidar scanner in smartphones and tablets and such technology “helps to deliver faster, more realistic augmented reality experiences and improves autofocus in low-light scenes in photos and videos” (https://www.apple.com/newsroom/2021/05/apple-awards-an-additional-410-million-from-its-advanced-manufacturing-fund-to-ii-vi/). Other major smartphone suppliers include Samsung, Xiaomi, OPPO, vivo, Huawei, and realme (Source: www.counterpointresearch.com).

In addition to smartphone and tablet, other image sensor markets include: defense and aerospace, industrial, medical, automotive, robotic vehicles, machine vision, camera, motion detection, smart building and people counting, military, thermal imaging (Source: Yole Development).

Research and Development will be key to our success, enabling us to differentiate from competitors. The goal of our research and development efforts is to maintain leadership in heterogeneous integration of compound semiconductors on silicon for scaling the manufacturing of high performance optoelectronic devices. To support research and development, we will pursue government funded programs, although there are no assurances that such programs will be awarded. Such programs could not only offset research and development costs, but should provide pathways to customers, thereby supporting commercialization efforts.

Intellectual Property

While we currently hold no issued patents, we have filed four patent applications with the United States Patent and Trademark Office (USPTO), and have executed a letter of intent with a university to negotiate a license option for one of their issued patents. We have also filed a trademark for the name Aeluma with the USPTO. We will maintain protection of trade secrets that include “know-how” and process recipes.

Our strategy for the protection of our proprietary technology is to seek worldwide patent protection with a focus on jurisdictions that represent significant global semiconductor markets. However, we will assess on a case-by-case basis whether it is strategically more favorable to maintain trade secret protection for our inventions and “know-how” rather than pursue patent protection. Generally, patents have a term of twenty years from the earliest priority date, assuming that all maintenance fees are paid, no portion of the patent has been terminally disclaimed and the patent has not been invalidated. In certain jurisdictions, and in certain circumstances, patent terms can be extended or shortened.

Our primary products are anticipated to be compound semiconductor optoelectronic devices manufactured on silicon substrates, including InGaAs photodetectors and photodetector arrays. To the extent that our products are or become subject to U.S. export controls and regulations, these regulations may limit the export of our products and technology, and provision of our services outside of the United States, or may require export authorizations, including by license, a license exception, or other appropriate government authorizations and conditions, including annual or semi-annual reporting. Export control and economic sanctions laws may also include prohibitions on the sale or supply of certain of our products to embargoed or sanctioned countries, regions, governments, persons, and entities. In addition, various countries regulate the importation of certain products, through import permitting and licensing requirements, and have enacted laws that could limit our ability to distribute our products. The exportation, re-exportation, and importation of our products and technology and the provision of services, including by our partners, must comply with these laws or else we may be adversely affected, through reputational harm, government investigations, penalties, and a denial or curtailment of our ability to export our products and technology. Complying with export control and sanctions laws may be time-consuming and may result in the delay or loss of sales opportunities. Although we take precautions to prevent our products and technology from being provided in violation of such laws, our products and technology may have previously been, and could in the future be, provided inadvertently in violation of such laws, despite the precautions we take. If we are found to be in violation of U.S. sanctions or export control laws, it could result in substantial fines and penalties for us and for the individuals working for us. Export or import laws or sanctions policies are subject to rapid change and have been the subject of recent U.S. and non-U.S. government actions. Changes in export or import laws or sanctions policies, may adversely impact our operations, delay the introduction and sale of our products in international markets, or, in some cases, prevent the export or import of our products and technology to certain countries, regions, governments, persons, or entities altogether, which could adversely affect our business, financial condition and results of operations.

We are also generally subject to other industry and environmental regulations for electronic and semiconductor products such as the Restriction of Hazardous Substances Directive 2002/95/EC.

Manufacturing

We currently have not established material manufacturing capability. We plan to control our core MOCVD manufacturing and development, with MOCVD capability at our Goleta, California headquarters. That location will have a production scale system capable of materials growth on up to 12-inch wafers. We believe that this system, with the ability to grow InGaAs materials on silicon, InP, and other substrates, will provide sufficient capacity for both our photodetector business pursuits, as well as sales of wafer materials.

Sales

We currently do not have revenue or sales contracts. We do have two non-binding letters of intent from two different customers for development activities.

Marketing

We have not started marketing activities at this time.

Environment

We seek to comply with all applicable statutory and administrative requirements concerning environmental quality. Expenditures for compliance with federal state and local environmental laws have not had, and are not expected to have, a material effect on our capital expenditures, results of operations or competitive position.

Employees

The only employees of Aeluma as of the date hereof are the CEO, COO and two other part-time employees who work in engineering. We plan to hire additional persons on an as-needed basis. We have engaged with a financial consultant and a technical consultant.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding in the 10 years preceding the date of this report. We may however be involved, from time to time, in claims and lawsuits incidental to the conduct of our business in the ordinary course. We carry insurance coverage in such amounts as we believe to be reasonable under the circumstances and that may or may not cover any or all of our liabilities in respect of these matters. We do not believe that the ultimate resolution of these matters will have a material adverse impact on our consolidated financial position, cash flows or results of operations, but cannot guarantee same.

Item 1A.    Risk Factors.

As a smaller reporting company, we are not required to provide the information called for by this Item. However, we encourage you to review the risk factors included in our Current Report on Form 8-K filed with the SEC on June 28, 2021.

Item 1B.    Unresolved Staff Comments.

None.

Item 2.       Properties.

Our principal executive office is located at 27 Castilian Dr., Goleta, CA. We pay an annual rent of $156,165.

Effective February 22, 2021, we entered into a triple-net lease agreement with SBR Associates LP for the commercial building at 27 Castilian Dr. Goleta, CA for a term of five years, that began on April 1, 2021. The base rent for this property is $13,013.75 per month, with a CPI escalation over the initial base rent over the term of the lease. The lease expires on March 31, 2026 with the option to renew the lease with reasonable notice.

On March 15, 2021, we entered into a month to month agreement to sublease a portion of this property to the previous tenant at a base rental rate of $1.45 per square foot, per month.

Item 3.       Legal Proceedings.

We are not currently involved in any material legal proceedings. From time-to-time we are, and we anticipate that we will be, involved in legal proceedings, claims, and litigation arising in the ordinary course of our business and otherwise. The ultimate costs to resolve any such matters could have a material adverse effect on our financial statements. We could be forced to incur material expenses with respect to these legal proceedings, and in the event that there is an outcome in any that is adverse to us, our financial position and prospects could be harmed.

Item 4.       Mine Safety Disclosures

Not applicable.

PART II

Item 5.       Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Our common stock is not listed on a national securities exchange, an over-the-counter market or any other exchange. Therefore, there is no trading market, active or otherwise, for our common stock and our common stock may never be included for trading on any stock exchange, automated quotation system or any over-the-counter market.

As of the date hereof, we had 10,650,002 shares of our common stock outstanding held by approximately 87 stockholders of record.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our common stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our board of directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The following table discloses information as of the end of the period ending June 30, 2021, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Shares of common stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—		$—	—
Equity compensation plans not approved by security holders	20,000	(1)	2.00	960,000	(2)
Total	20,000		$2.00	960,000

____________

(1)      We issued an aggregate of 20,000 options to two consultants, with an exercise price of $2.00 per share. 12,500 of the options vested upon issuance; the remaining 7,500 shares vest monthly in 2,500 increments beginning on August 2, 2021 and concluding October 2, 2021.

(2)      The number of shares reserved for issuance under our 2021 Plan is initially 980,000; such amount will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our board of directors.

Our 2021 Equity Incentive Plan

Pursuant to the Merger Agreement and upon the closing of the Merger, we adopted our 2021 Equity Incentive Plan (the “2021 Plan”), which provides for the issuance of incentive awards of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, cash awards, and stock bonus awards. We initially reserved 980,000 shares of our common stock for issuance pursuant to awards granted under our 2021 Plan. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our board of directors.

Recent Sales of Unregistered Securities

During the transition period ended June 30, 2021, the Company has not issued unregistered securities to any person, except as described below. None of these transactions involved any underwriters, underwriting discounts or commissions, except as specified below, or any public offering, and, unless otherwise indicated below, the Registrant believes that each transaction was exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and/or Regulation S promulgated thereunder regarding offshore offers and sales. All recipients had adequate access, though their relationships with the Registrant, to information about the Registrant.

On June 5, 2021, we issued 20,000 shares of common stock pursuant to an advisory agreement.

On June 10, 2021, we issued an aggregate of 664,220 shares of common stock pursuant to three individual Advisory Agreements, which includes an additional 213,198 shares to Mr. DenBaars, who is one of our directors.

On June 10, 2021, we issued an aggregate of 129,154 shares of common stock pursuant to an Omnibus Equity Agreement, pursuant to which each of the signatories pursuant thereto agreed to convert his/her shares issuable under his/her respective Simple Agreements for Future Equity agreements into shares of the Company’s common stock at the close of the Merger.

On June 10, 2021, the Company entered into an amended advisor agreement with Mr. DenBaars to issue an additional 213,198 for the consideration amount of $2,461.62 to take on additional advisor duties.

On June 22, 2021, pursuant to the Merger, we issued an aggregate of 4,100,000 shares of our Common Stock in exchange for all of the shares of Biond Photonics’ shares of capital stock issued and outstanding immediately prior to the Merger.

Between June 22, 2021 and June 25, 2021, we sold an aggregate of 3,885,000 shares of our common stock to 74 “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a private placement offering at a purchase price of $2.00 per share.

Item 6.       [Reserved].

Item 7.       Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the related notes included elsewhere in this filing.

You should read the following discussion and analysis of our financial condition and results of operations together with our consolidated financial statements and the related notes and other financial information included in this Report. Some of the information contained in this discussion and analysis or set forth elsewhere in this Report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties as described under the heading “Forward-Looking Statements” elsewhere in this Report. You should review the disclosure under the heading “Risk Factors” in other filings we make with the SEC for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Overview

On June 22, 2021, the Company, Acquisition Sub and Biond Photonics entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on June 22, 2021 (the “Closing Date”), Biond Photonics merged with and into Acquisition Sub, with Acquisition Sub continuing as the surviving corporation and our wholly owned subsidiary.

As a result of the Merger, we acquired the business of Biond Photonics, a California corporation, doing business as Aeluma. See “Description of Business” above. At the time the certificates of merger reflecting the Merger were filed with the Secretaries of State of California and Delaware (the “Effective Time”), each of Biond Photonics’ shares of capital stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive (a) 1.299135853 shares of our common stock (the “Common Share Conversion Ratio”), with the maximum number of shares of our common stock issuable to the former holders of Biond Photonics’ capital stock equal to 4,100,002 after adjustments due to rounding for fractional shares. Immediately prior to the Effective Time, an aggregate of 2,500,000 shares of our common stock owned by the stockholders of PUBCO prior to the Merger were forfeited and cancelled (the “Stock Forfeiture”).

The issuance of shares of our common stock to Biond Photonics’ former security holders are collectively referred to as the “Share Conversion.”

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

As a condition to the Merger, we entered into an indemnity agreement with our former officer and directors (the “Pre-Merger Indemnity Agreement”), pursuant to which we agreed to indemnify such former officer and directors for actions taken by them in their official capacities relating to the consideration, approval and consummation of the Merger and certain related transactions.

The Merger was treated as a recapitalization and reverse acquisition for us for financial reporting purposes. Biond Photonics is considered the acquirer for accounting purposes, and our historical financial statements before the Merger will be replaced with the historical financial statements of Biond Photonics before the Merger in future filings with the SEC. The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of securities pursuant to the Share Conversion was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Rule 506 of Regulation D promulgated by the SEC thereunder. These securities may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirement and are subject to further contractual restrictions on transfer.

The Offering

Immediately following the Merger, we sold 3,482,500 shares of our common stock pursuant to an initial closing of a private placement offering at a purchase price of $2.00 per share (the “Offering Price”). We held a second closing on June 28, 2021 for an additional 402,500 shares of our common stock and a third and final close on July 1, 2021 for an additional 115,000. Accordingly, we sold a total of 4,000,000 shares of our common stock. The private placement offering is referred to herein as the “Offering.”

The aggregate gross proceeds from the three closings of the Offering were $8,000,000 (before deducting placement agent fees and expenses of the Offering of $1,027,575).

The three closings of the Offering were exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

In connection with the Offering and subject to the closing of the Offering, we agreed to pay the placement agent, GP Nurmenkari Inc. (the “Placement Agent”), a U.S. registered broker-dealer, a cash placement fee of 10% of the gross proceeds raised from investors in the Offering (other than the first $630,000 of common stock sold to pre-Merger Biond Photonics shareholders and their friends and family, for which the Placement Agent received a 3% cash fee, and $170,000 of common stock sold to pre-Merger Biond Photonics friends and family for which the Placement Agent received no cash fee) and to issue to it 50,000 shares of our common stock and warrants to purchase a number of shares of our common stock equal to 10% of the number of shares of common stock sold in the Offering (other than the first $800,000 of common stock sold to pre-Merger Biond Photonics shareholders and their friends and family), with a term of five years and an exercise price of $2.00 per share (the “Placement Agent Warrants”). We also agreed to pay certain expenses of the Placement Agent in connection with the Offering.

As a result of the foregoing, we paid the Placement Agent an aggregate commission of $748,900 and issued to it 50,000 shares of our common stock and Placement Agent Warrants to purchase 360,000 shares of our common stock in connection with the two closings of the Offering. We have also reimbursed the Placement Agent for approximately $265,000 of legal and other expenses incurred in connection with the Offering.

Subject to certain customary exceptions, we have agreed to indemnify the Placement Agent to the fullest extent permitted by law against certain liabilities that may be incurred in connection with the Offering, including certain civil liabilities under the Securities Act, and, where such indemnification is not available, to contribute to the payments the Placement Agent and their sub-agents may be required to make in respect of such liabilities.

Departure and Appointment of Directors and Officers

Our board of directors is authorized to and consists of 5 members. As of the Effective Time, Mr. Ian Jacobs and Mr. Mark Tompkins resigned from our board of directors, and Mr. Jonathan Klamkin, Mr. Lee McCarthy and Mr. Steven DenBaars were appointed to our board of directors.

Also, as of the Effective Time, Mr. Jacobs resigned from all officer positions with us, and Jonathan Klamkin was appointed as our President and Chief Executive Officer, Lee McCarthy was appointed as our interim Chief Financial Officer and Chief Operating Officer.

Mr. McCarthy resigned from his position as interim Chief Financial Officer on August 18, 2021.

See “Management” below for information about our new directors and executive officers.

Prior to the Merger, the sole business purpose of the Company was to seek the acquisition of or merger with, an existing company.

As a result of the consummation of the Merger, on June 22, 2021, Biond Photonics, Inc. became our wholly owned subsidiary and the business of Biond Photonics, Inc. became the business of the Company going forward. Accordingly, at the closing, the Company ceased to be a shell company.

Aeluma develops novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large diameter silicon wafers that are commonly used to manufacture mass market microelectronics. This enables cost effective manufacturing of high-performance photodetector array circuits for imaging applications in mobile devices. These devices may be used as image sensors that generate an image by detecting light, in a manner similar to a digital camera taking a picture. Our devices may incorporate additional functionality and enhanced performance to enable 3D image capture when integrated into various system architectures. This technology has the potential to greatly enhance the performance and capability of camera image sensors, Lidar, augmented reality, facial recognition, and other applications. Aeluma has acquired a key piece of manufacturing equipment and has headquarters in Goleta, CA with a manufacturing cleanroom to house this equipment.

Plan of Operations

During the next twelve months, we expect to take the following steps in connection with the further development of our business and the implementation of our plan of operations. We are currently preparing the facility for equipment installation. Soon thereafter, equipment will be installed and then brought online, meaning power will be supplied to the equipment and various connections will be made including gas supply lines, exhaust, and other connections. When fully installed, the equipment will be checked through various test operations to verify that the systems are performing to requirements and we will begin to perform development runs to realize epitaxial wafers, which is the combination of the compound semiconductor materials grown on the silicon wafer. Thereafter, we hope to finalize the purchase agreements for epitaxial wafers with the two customers with whom we currently have support letters, as mentioned elsewhere in this Report, and then we will work to deliver on such orders, which would be our first. We will also be performing internal research and development on materials and devices for our planned photodetector array products. As part of this effort, we will be engaging foundries to develop a path toward building engineering samples and future production. In parallel, we will continue to develop our manufacturing and product development strategy by further engaging customers and strategic partners.

Limited Operating History

We cannot guarantee that the proceeds from the Offering will be sufficient to carry out all of our business plans. Our business is subject to risks inherent in growing an enterprise, including limited capital resources, risks inherent in the research and development process and possible rejection of our products in development.

If financing is not available on satisfactory terms, we may be unable to carry out all of our operations. Equity financing will result in dilution to existing stockholders.

Change of Fiscal Year

On June 30, 2021, we changed our fiscal year from the period beginning on January 1 and ending on December 31 to the period beginning on July 1 and ending on June 30 of each year, effective immediately. Accordingly, we are filing this Transition Report on Form 10-K (this “Report”) to include audited consolidated financial information for the transition period from January 1, 2021 through June 30, 2021.

Results of Operations

Six months ended June 30, 2021 compared to the six months ended June 30, 2020

Our revenue, operating expenses, and net loss from operations for the six month period ended June 30, 2021 as compared to the six month period ended June 30, 2020, were as follows — some balances on the prior period’s combined financial statements have been reclassified to conform to the current period presentation:

	Six Months Ended June 30,
	2021		2020		Change
NET REVENUES	$		$
OPERATING EXPENSES:		255,853		2,992	252,861
Other Income (Expense):
Sub-lease rental income & other income		90,758			90,758
Change in value of liability		(48,308)			(48,308)
Interest expense		(3,000)			(3,000)
Loss Before Provision for Income Tax		(216,403)		(2,944)	(213,459)
Provision for income tax		800		816	16
Net Loss		$(217,203)		$(3,808)	(213,395)

Our revenue, operating expenses, and net loss from operations for the years ended December 31, 2020 as compared to the year ended December 31, 2019, were as follows — some balances on the prior period’s combined financial statements have been reclassified to conform to the current period presentation:

	Years Ended December 31,
	2020	2019	Change
NET REVENUES	$—	$—	—
OPERATING EXPENSES:	11,670	249	11,421
Interest expense	1,000	0	1,000
Net Loss before provision for income taxes	$(12,670)	$(249)	(12,421)
Provision for income tax	(800)		(800)
Net Loss	(13,470)	(249)	(13,221)

Net Revenues:    We recorded no revenues for either the six months ended June 30, 2021 or June 30, 2020. We also recorded no revenues in either of the years ended December 31, 2020 or 2019.

Operating Expenses:    During the six months ended June 30, 2021, we incurred $255,853 of operating expenses. During the six months ended June 30, 2020, we incurred $2,992 of operating expenses. This increase was due to the start up of operations and stock compensation expenses related to advisor agreements. For the twelve months ended December 31, 2020 and 2019 we incurred $11,670 and $249 of operating expenses, respectively. The increase in the 2020 period was due to the startup of operations.

Sub-lease rental income and other income:    During the six months ended June 30, 2021, the Company recorded net rental income of $84,743 and none for the six months ended June 30, 2020. The increase was due the rental of our new facility and a related sub-lease to our tenant.

Change in value of liability:    During the six months ended June 30, 2021, the Company recorded an expense due to a change in the value of liability of $48,308 and none for the six months ended June 30, 2020. The increase was related to the simple agreement for equity instruments.

Interest Expense:    During the six months ended June 30, 2021, we incurred $3,000 of interest expenses, from none for the six months ended June 30, 2020. This increase was due to related party loans. Interest expense increased to $1,000 for the year ended December 31, 2020 compared to $0 for the year ended December 31, 2019. The increase was primarily due to interest on related party loans.

Provision for income tax:    Provision for income tax was $800 and $816 for the six months ended June 30, 2021 and 2020, respectively. Provision for income tax was $800 and none for the years 2020 and 2019, respectively. This expense relates to minimum income tax requirements in California.

Net Loss:    Net loss increased to $217,203 for the six months ended June 30, 2021 as compared to $3,808 for the six months ended June 30, 2020 and increased to $13,470 from $249 for the years ended December 31, 2020 and 2019, respectively for the reasons described above.

Capital Resources and Liquidity

Our financial statements have been presented on the basis that are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As presented in the financial statements, we incurred a net loss of $217,203 and $13,470 for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively, and losses are expected to continue in the near term. The accumulated deficit was $230,922 and $13,719 at June 30, 2021 and December 31, 2020, respectively. We have been funding our operations through private loans and the sale of common stock in private placement transactions. Refer to Notes 4 through 6 in the financial statements for our discussion of notes payable and shares issued.

Management anticipates that significant additional expenditures will be necessary to develop and expand our business before significant positive operating cash flows can be achieved. Our ability to continue as a going concern is dependent upon our ability to raise additional capital and to ultimately achieve sustainable revenues and profitable operations. At June 30, 2021, we had $6,787,250 of cash on hand. These funds are insufficient to complete our business plan and as a consequence, we will need to seek additional funds, primarily through the issuance of debt or equity securities for cash to operate our business. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to us. Even if we are able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in the case of equity financing.

Management has undertaken steps as part of a plan to improve operations with the goal of sustaining our operations for the next twelve months and beyond. These steps include (a) raising additional capital and/or obtaining financing; (b) controlling overhead and expenses; and (c) executing material sales or research contracts. There can be no assurance that the Company can successfully accomplish these steps and it is uncertain that the Company will achieve a profitable level of operations and obtain additional financing. There can be no assurance that any additional financing will be available to the Company on satisfactory terms and conditions, if at all. As of the date of this Report, we have not entered into any formal agreements regarding the above.

In the event the Company is unable to continue as a going concern, the Company may elect or be required to seek protection from its creditors by filing a voluntary petition in bankruptcy or may be subject to an involuntary petition in bankruptcy. To date, management has not considered this alternative, nor does management view it as a likely occurrence.

Cash, total current assets, total assets, total current liabilities and total liabilities as of June 30, 2021 as compared to December 31, 2020, were as follows:

	June 30, 2021	December 31, 2020
Cash	$6,787,250	$38,302
Total current assets	$7,472,235	$38,302
Total assets	$9,083,119	$154,190
Total current liabilities	$287,100	$147,909
Total liabilities	$897,555	$147,909

At June 30, 2021, we had working capital of $7,185,135 compared to a working capital deficit of $109,607 at December 31, 2020. Current assets increased to $7,472,235 at June 30, 2021 from $38,302 at December 31, 2020, primarily as a result of the private placement described above. Current liabilities increased to $287,100 at June 30, 2021 from $147,909 at December 31, 2020, primarily as a result of the facility lease agreement the Company entered into.

For the six months ended June 30, 2021, net cash used in operations of $68,394 was the result of the net loss in operations with a change in prepaids, offset by a change in accounts payable and accrued expenses and non-cash expenses. For the six months ended June 30, 2020, net cash used in operations of $3,808 was the result of bank charges on the business checking account.

Net cash used in our investing activities were $27,253 and none for the six months ended June 30, 2021 and June 30, 2020, respectively. Investing activity for the 2021 period related to the setup of our new facility.

Our financing activities resulted in a cash inflow of $6,844,595 for the six months ended June 30, 2021, due to the offering described above. Financing activities generated $6,500 in cash for the six months ended June 30 2020 due to shareholder loans.

Critical Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity.

Going Concern

The Company incurred a net loss of $217,203 for the six months ended June 30, 2021 and a net loss of $13,470 for the year ended December 31, 2020. In addition, the Company is in the research and development stage and has not generated revenue to date. In order to support its operations, the Company will require additional infusions of cash from the sale of equity instruments or the issuance of debt instruments, or the commencement of profitable revenue generating activities. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to fund its operations, develop or enhance its sensors in the future or respond to competitive pressures would be significantly limited. Such limitations could require the Company to curtail, suspend or discontinue parts of its business plan.

These conditions may raise doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Basic Net Loss Per Share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Fair Value of Financial Instruments

As defined in Financial Accounting Standards Board (“FASB”) ASC Topic No. 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair values is the price that would be received to sell an asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses the market or income approach. Based on this approach, the Company utilizes certain assumptions about the risk inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated or generally unobservable inputs. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and the reliability of the information used to determine fair values. As a basis for considering these assumptions, ASC 820 defines a three-tier value hierarchy that prioritizes the inputs used in the valuation methodologies in measuring fair value.

Level 1 — Unadjusted quoted prices in active, accessible market for identical assets or liabilities

Level 2 — Other inputs that are directly or indirectly observable in the marketplace

Level 3 — Unobservable inputs which are supported by little or no market activity

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying values of the Company’s cash, accounts payable, accrued expenses and advances from officers approximate their fair value due to the relatively short maturity of these items. The carrying amounts reported for debt obligations approximate fair value due to the effective interest rate of these obligations reflecting the Company’s current borrowing rate.

Concentration of Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Property and Equipment

Property, equipment and improvements are reported at historical cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or the asset’s useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

As of June 30, 2021 and December 31, 2020, the Company has one capitalized construction in progress asset which will be used for the production of their sensors. The asset is not currently in use and will continue to receive capitalized improvements until it is ready to use. Once commissioned and properly setup, the property and equipment will be depreciated using the straight-line method over their estimated useful life.

Cash and Cash Equivalents

The Company considers cash in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company’s accounts are insured by the FDIC but at times may exceed federally insured limits.

Income Taxes

The Company is expected to have net operating loss carryforwards that it can use to offset a certain amount of taxable income in the future. The Company is currently analyzing the amount of loss carryforwards that will be available to reduce future taxable income. The resulting deferred tax assets will be offset by a valuation allowance due to the uncertainty of its realization. The primary difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income before income taxes relates to the recognition of a valuation allowance for deferred income tax assets.

The Company has adopted FASB ASC 740-10, “Income Taxes” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not as a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a Company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for periods presented. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized, and such tax years are closed.

The Company will file tax returns in the U.S. federal jurisdiction and the state of California. The Company’s federal and state return form are subject to review by the taxing authorities. The Company is not currently under examination by any taxing authority, nor has it been notified of an impending examination.

Recent Accounting Pronouncements

Changes to accounting principles are established by the FASB in the form of ASU’s to the FASB’s Codification. We consider the applicability and impact of all ASU’s on our consolidated financial position, results of operations, stockholders’ deficit, cash flows, or presentation thereof.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which supersedes existing guidance on accounting for leases in “Leases (Topic 840)” and generally requires all leases to be recognized in the balance sheet.

In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606), which amends certain aspects of the Board’s new revenue standard, ASU 2014-09, Revenue from Contracts with Customers. The Company does not currently generate revenue.

All other newly issued accounting pronouncements but not yet effective have been deemed either immaterial or not applicable.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

Item 8.       Financial Statements and Supplementary Data.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Aeluma, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Aeluma, Inc. and Subsidiary (the Company) as of June 30, 2021, December 31, 2020 and December 31, 2019, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the six months ended June 30, 2021, the year ended December 31, 2020 and for the period from February 28, 2019 (inception) through December 31, 2019, and the related notes (collectively referred to as the financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2021, December 31, 2020 and December 31, 2019, and the results of its operations and its cash flows for the six months ended June 30, 2021, the year ended December 31, 2020, and for the period from February 28, 2019 (inception) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is in the research and development stage and has not generated revenue to date. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ Rose, Snyder & Jacobs LLP

Rose, Snyder & Jacobs LLP

Encino, California

We have served as the Company’s auditor since 2021

September 27, 2021

Aeluma, Inc. and Subsidiary

Consolidated Balance Sheets

	June 30, 2021	December 31, 2020	December 31, 2019
ASSETS

Current Assets
Cash	$6,787,250	$38,302	206
Deferred compensation, current portion	662,464
Prepaids & Other current assets	22,521
Total Current Assets	7,472,235	38,302	206

Equipment	115,888	115,888
Leasehold Improvements	12,420
Intangible Assets	14,833
Right of Use Asset	729,176
Deferred compensation, long term portion	673,498
Other Assets	65,069
Total Assets	$9,083,119	$154,190	206

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$68,575	$2,886
Accrued expenses & Other Current Liabilities	61,384	8,407
Advances from officers	—	16,616	455
Lease Liability-current portion	157,141
Notes Payable to officers	—	120,000
Total Current Liabilities	287,100	147,909	455

Lease Liability	610,455

Commitments and Contingencies
Total Liabilities	897,555	147,909	455

Stockholders’ Equity
Preferred Stock par value $.0001, 10,000,000 authorized, none issued and outstanding.
Common Stock par value $0.0001, 50,000,000 shares authorized, 10,535,002, 3,247,840 and 0 shares issued and outstanding at June 30, 2021 and December 31, 2020 and 2019, respectively.	1,054	325
Additional Paid In Capital	8,415,432	19,675
Accumulated Deficit	(230,922)	(13,719)	(249)
Total Stockholders’ Equity	8,185,564	6,281

Total Liabilities and Stockholders’ Equity	$9,083,119	$154,190	206

The accompanying notes are an integral part of these financials

Aeluma, Inc. and Subsidiary

Consolidated Statements of Operations

	Six Months Ended June 30, 2021	Twelve Months Ended December 31, 2020	February 28, 2019 (inception) through December 31, 2019
Revenue	$—	$—	—

Operating Expenses	255,853	11,670	249

Other Income (Expenses)
Sub-lease and other income	90,758
Change in value of liability	(48,308)
Interest Expense	(3,000)	1,000
Total Other Expenses	$39,450	1,000	0

Loss before provision for Income Taxes	(216,403)	(12,670)	(249)

Provision for income tax	800	800

Net Loss	$(217,203)	$(13,470)	(249)

Basic and Diluted Loss Per Share	$(0.06)	$(0.02)	0.00

Weighted average common shares outstanding – basic and diluted	3,643,728	560,586	0

The accompanying notes are an integral part of these financials

Aeluma, Inc. and Subsidiary

Consolidated Statement of Stockholders’ Equity

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance, February 28, 2019 (inception)	—	$—	$—	$—	$—
Net Loss				(249)	(249)
Balance, December 31, 2019				(249)	(249)
Issuance of shares of common stock	3,247,840	325	19,675		20,000
Net Loss				(13,470)	(13,470)
Balance, December 31, 2020	3,247,840	$325	19,675	(13,719)	$6,281
Recapitalization	2,500,000	250	(53,174)		(52,924)
Issuance of shares of common stock for Cash (net of $1,059,505 in offering costs)	3,885,000	389	6,710,106		6,710,495
Shares Issued to Placement Agent	50,000	5	99,995		100,000
Shares Issued Upon Conversion of SAFE Notes	129,154	13	258,295		258,308
Shares Issued to Advisors	723,008	72	1,380,535		1,380,607
Net Loss				(217,203)	(217,203)
Balance, June 30, 2021	10,535,002	$1,054	8,415,432	$(230,922)	$8,185,564

The accompanying notes are an integral part of these financials

Aeluma, Inc. and Subsidiary

Consolidated Statements of Cash Flows

	Six Months Ended June 30, 2021		Twelve Months Ended December 31, 2020	February 28, 2019 (inception) through December 31, 2019

Operating activities
Net Loss		$(217,203)	$(13,470)	(249)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation		36,473
Change in value of liability		48,308
Change in prepaids & other current assets		(22,521)
Change in deposits		(65,069)
Change in accounts payable		60,264	2,886
Change in accrued expenses		91,354	9,207
Net cash used in operating activities		(68,394)	(1,377)	(249)

Investing activities
Payments for property and equipment			(106,228)
Payments for Leasehold Improvements		(12,420)
Purchase of domain name		(14,833)
Net cash used in investing activities		(27,253)	(106,228)	0

Financing activities
Proceeds from sales of shares to advisors		8,171	—
Proceeds from sale of common stock			20,000
Cash from acquisition		2,556
Proceeds from issue of SAFE agreements		210,000	—
Proceeds from Private Placement, net of offering costs		6,760,484
Proceeds from shareholder loans and advances			125,701	1,250
Repayment of shareholder loans and advances		(136,616)		(795)
Net cash provided by Financing activities		6,844,595	145,701	455

Net change in cash		6,748,948	38,096	206

Cash, beginning of period		38,302	206	—

Cash, end of period		$6,787,250	$38,302	206

Supplemental Disclosures
Conversion of SAFE agreements into equity		$258,308	—
Expenses paid by officers			800
Equipment paid by officers	$		9,600

The accompanying notes are an integral part of these financials

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 1 — THE COMPANY

Aeluma is headquartered in Goleta, California. The Company is engaged in the research and development of infrared (IR) optical sensors to disrupt the market for IR sensors, and using its proprietary technology aims to produce a much higher performance alternative to today’s low-cost sensors at much lower prices than would otherwise be possible. The focus of the Company will be the image sensor market. Initial efforts hope to penetrate the 3D imaging and sensing (mobile & consumer, defense & aerospace, industrial, medical, auto) and lidar (robotic vehicles, ADAS vehicles, topography, wind, industrial) markets.

We were originally incorporated as Parc Investments, Inc. in the State of Delaware on August 21, 2020. Prior to the Merger (as defined below), we were a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 22, 2021, our board of directors and all of our pre-Merger stockholders approved a restated certificate of incorporation, which was effective upon its filing with the Secretary of State of the State of Delaware on June 22, 2021 and through which we changed our name to “Aeluma, Inc.” On June 22, 2021, our board of directors also adopted restated bylaws.

On June 22, 2021, Biond Photonics, Inc., a privately held California corporation (“Biond Photonics”) merged with and into our wholly-owned subsidiary, Aeluma Operating Co., a corporation formed in the State of Delaware on June 22, 2021 (“Acquisition Sub”). Pursuant to this transaction (the “Merger”), Acquisition Sub was the surviving corporation and remained our wholly owned subsidiary, and all of the outstanding stock of Biond Photonics was converted into shares of our common stock.

As a result of the Merger, we acquired the business of Biond Photonics and will continue the existing business operations of Biond Photonics as a public reporting company under the name Aeluma, Inc. In conjunction with the merger transaction, the company changed its year end to June 30. Biond Photonics was incorporated in February 2019.

Merger Agreement

On June 22, 2021, Parc Investments, Inc., Acquisition Sub and Biond Photonics entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on June 22, 2021 (the “Closing Date”), Biond Photonics merged with and into Acquisition Sub, with Acquisition Sub continuing as the surviving corporation and our wholly owned subsidiary.

As a result of the Merger, we acquired the business of Biond Photonics, a California corporation, doing business as Aeluma. At the time the certificates of merger reflecting the Merger were filed with the Secretaries of State of California and Delaware (the “Effective Time”), each of Biond Photonics’ shares of capital stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive (a) 1.299135853 shares of our common stock (the “Common Share Conversion Ratio”), with the maximum number of shares of our common stock issuable to the former holders of Biond Photonics’ capital stock equal to 4,100,000 after adjustments due to rounding for fractional shares. Immediately prior to the Effective Time, an aggregate of 2,500,000 shares of our common stock owned by our stockholders prior to the Merger were forfeited and cancelled (the “Stock Forfeiture”).

The issuance of shares of our common stock to Biond Photonics’ former security holders are collectively referred to as the “Share Conversion.”

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

As a condition to the Merger, we entered into an indemnity agreement with our former officer and directors (the “Pre-Merger Indemnity Agreement”), pursuant to which we agreed to indemnify such former officer and directors for actions taken by them in their official capacities relating to the consideration, approval and consummation of the Merger and certain related transactions.

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 1 — THE COMPANY (cont.)

The Merger was treated as a recapitalization and reverse acquisition for us for financial reporting purposes. Biond Photonics is considered the acquirer for accounting purposes, and our historical financial statements before the Merger will be replaced with the historical financial statements of Biond Photonics before the Merger in future filings with the SEC. The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Change of Fiscal Year

On June 30, 2021, we changed our fiscal year from the period beginning on January 1 and ending on December 31 to the period beginning on July 1 and ending on June 30 of each year, effective immediately. Accordingly, we are filing this Transition Report on Form 10-K (this “Report”) to include audited consolidated financial information for the transition period from January 1, 2021 through June 30, 2021.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity.

Going Concern

The Company incurred a net loss of $217,203 for the six months ended June 30, 2021. In addition, the Company is in the research and development stage and has not generated revenue to date. In order to support its operations, the Company will require additional infusions of cash from the sale of equity instruments or the issuance of debt instruments, or the commencement of profitable revenue generating activities. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to fund its operations, develop or enhance its sensors in the future or respond to competitive pressures would be significantly limited. Such limitations could require the Company to curtail, suspend or discontinue parts of its business plan.

These conditions may raise doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Basic Net Loss Per Share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period. The number of shares prior to the merger have been restated to consider the conversion into the share of the legal acquirer. No shares were issued until October 2020.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Fair Value of Financial Instruments

As defined in Financial Accounting Standards Board (“FASB”) ASC Topic No. 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair values is the price that would be received to sell an asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses the market or income approach. Based on this approach, the Company utilizes certain assumptions about the risk inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated or generally unobservable inputs. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and the reliability of the information used to determine fair values. As a basis for considering these assumptions, ASC 820 defines a three-tier value hierarchy that prioritizes the inputs used in the valuation methodologies in measuring fair value.

Level 1 — Unadjusted quoted prices in active, accessible market for identical assets or liabilities

Level 2 — Other inputs that are directly or indirectly observable in the marketplace

Level 3 — Unobservable inputs which are supported by little or no market activity

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying values of the Company’s cash, accounts payable, accrued expenses and advances from officers approximate their fair value due to the relatively short maturity of these items. The carrying amounts reported for debt obligations approximate fair value due to the effective interest rate of these obligations reflecting the Company’s current borrowing rate.

Concentration of Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Property and Equipment

Property, equipment and leasehold improvements are reported at historical cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or the asset’s useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

As of June 30, 2020, the Company has one capitalized equipment asset which will be used for the development and production of their sensors. The asset is not currently in use and will continue to receive capitalized improvements until it is ready to use. Once commissioned and properly setup, the property and equipment will be depreciated using the straight-line method over their estimated useful life.

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cash and Cash Equivalents

The Company considers cash in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company’s accounts are insured by the FDIC but at times may exceed federally insured limits.

Income Taxes

The Company is expected to have net operating loss carryforwards that it can use to offset a certain amount of taxable income in the future. The Company is currently analyzing the amount of loss carryforwards that will be available to reduce future taxable income. The resulting deferred tax assets will be offset by a valuation allowance due to the uncertainty of its realization. The primary difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income before income taxes relates to the recognition of a valuation allowance for deferred income tax assets.

The Company has adopted FASB ASC 740-10, “Income Taxes” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not as a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a Company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for periods presented. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized, and such tax years are closed.

The Company will file tax returns in the U.S. federal jurisdiction and the state of California. The Company’s federal and state return form are subject to review by the taxing authorities. The Company is not currently under examination by any taxing authority, nor has it been notified of an impending examination.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which supersedes existing guidance on accounting for leases in “Leases (Topic 840)” and generally requires all leases to be recognized in the balance sheet. The Company entered into a lease agreement during the six months ended June 30, 2021.

In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606), which amends certain aspects of the Board’s new revenue standard, ASU 2014-09, Revenue from Contracts with Customers. The Company does not currently generate revenue.

NOTE 3 — ADVANCES FROM OFFICERS

During the year ended December 31, 2020, in an effort to carry the Company forward with limited cash flow, two officers provided advances to pay for miscellaneous Company expenses. The amounts recorded for December 31, 2020 were $16,616 and were repaid during the six months ended June 30, 2021.

NOTE 4 — NOTES PAYABLE

The Company entered into two $60,000 promissory notes on October 27, 2020 from Jonathan Klamkin, Cofounder, Director and CEO; and Lee McCarthy, Cofounder, Director, interim CFO and COO. The notes bear simple interest at an annual rate of 5% and mature December 31, 2021. As of December 31, 2020, the notes have incurred $1,000

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 4 — NOTES PAYABLE (cont.)

in interest and another $3,000 during the six months ended June 30, 2021. The purpose of the notes was to provide working capital for the business to bridge the Company through the financing transaction. These were repaid upon the financing in June, 2021.

NOTE 5 — SAFE Agreements

In February, 2021, the Company issued Simple Agreement For Equity (SAFE) agreements to certain shareholders of the Company in exchange for $210,000 in cash. The SAFE agreements were converted to common stock on June 22, 2021 for 129,154 shares. The value of the SAFE instruments increased in value by $48,308 upon conversion on June 22, 2021. Such increase in value was reported in the statements of operations for the six months ended June 30, 2021.

NOTE 6 — STOCKHOLDERS EQUITY

Authorized Shares

The Company’s Articles of Incorporation authorize the issuance of two classes of shares of stock. The total number of shares which this corporation is authorized to issue is 50,000,000 shares of $.0001 par value common stock and 10,000,000 of $.0001 par value preferred stock. No preferred shares were issued at June 30, 2021.

Common Stock Offering

Immediately following the Effective Time of the Merger, we sold 3,482,500 shares of our common stock pursuant to an initial closing of a private placement offering at a purchase price of $2.00 per share (the “Offering Price”). We held a second closing on June 28, 2021 for an additional 402,500 shares of our common. Accordingly, we sold a total of 3,885,000 shares of our common stock through June 30, 2021. The private placement offering is referred to herein as the “Offering.”

The aggregate gross proceeds from the Offering were $7,770,000 (before deducting placement agent fees and expenses of the Offering of $1,059,505).

The Offering was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

In connection with the Offering and subject to the closing of the Offering, we agreed to pay the placement agent, GP Nurmenkari Inc. (the “Placement Agent”), a U.S. registered broker-dealer, a cash placement fee of 10% of the gross proceeds raised from investors in the Offering (or 3% of the first $800,000 of gross proceeds raised from pre-Merger Biond Photonics shareholders and their friends and family) and to issue to it 50,000 shares of our common stock and warrants to purchase a number of shares of our common stock equal to 10% of the number of shares of common stock sold in the Offering (other than the first $800,000 of common stock sold to pre-Merger Biond Photonics shareholders and their friends and family, for which the placement agent will not receive any warrants), with a term of five years and an exercise price of $2.00 per share (the “Placement Agent Warrants”). We also agreed to pay certain expenses of the Placement Agent in connection with the Offering.

As a result of the foregoing, we paid the Placement Agent an aggregate commission of $725,900 and issued to it 50,000 shares of our common stock and Placement Agent Warrants to purchase 348,500 shares of our common stock in connection with the Offering during the six months ended June 30, 2021. We have also reimbursed the Placement Agent and paid for legal fees totaling $233,605 out of the proceeds from the capital raise in connection with the Offering.

A note payable to an officer of Parc Investments, Inc. in the amount of $50,000 was repaid directly from the proceeds from the Offering.

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 6 — STOCKHOLDERS EQUITY (cont.)

Issued and Vested Shares to Officers

On October 27th, 2020, the Company issued 1,623,920 shares (as adjusted) of common stock to Director and CEO Jonathan Klamkin and 1,623,920 shares (as adjusted) of common stock to Director, interim CFO and COO Lee McCarthy for an aggregate sum of $10,000 each. The stock purchase agreement contains a repurchase option whereby unvested shares may be repurchased by the Company, at the Company’s option, within 90 days after employee termination. 324,784 shares (as adjusted) vested on October 27th, 2020 and the remaining 1,299,136 shares (as adjusted) vest in equal amounts, monthly over the subsequent 4 years. At June 30, 2021, each of these officers had 541,306 vested shares, and 1,082,614 unvested shares.

NOTE 7 — STOCK-BASED COMPENSATION

During the six months ended June 30, 2021, the Company sold 723,008 shares of common stock to certain individuals in exchange for management advisory services, for prices price ranging from $.008 to $.015 per share. The shares are subject to restrictions that allow for repurchase of the shares by the Company due to a termination of the service agreement or other certain provisions. This repurchase right declines on a pro-rata basis over vesting periods ranging from 2-4 years. Related to these issuance, the Company has recorded deferred stock-based compensation of $1,372,435 for the value of the shares in excess of the purchase price paid by the advisors. The stock-based compensation will be expensed over the service period. For the six months ended June 30, 2021, $36,473 has been amortized in the Statement of Operations, and $1,335,962 is presented as deferred compensation on the balance sheet at June 30, 2021, of which $662,464 is expected to be expensed in the next twelve months.

NOTE 8 — FACILITY OPERATING LEASE

On April 1, 2021, the Company commenced an 5yr operating lease for a facility in Santa Barbara, California with total lease payments of $781,813. In addition to these lease payments, the Company is also responsible for its shares of common area operating expenses and electricity. Such expenses are considered variable costs and are not included in the measurement of the lease liability. The lease agreement also provides for the option to extend the lease for two additional sixty-month periods. The lease payments for these additional periods are not included in the lease liability amount presented on the balance sheet. The Company determined the lease constitutes a Right of Use (ROU) asset and has recorded the present value of the lease payments as an asset and liability. The value of the asset will be amortized on a straight-line basis over the 60 month period.

The following table presents maturities of operating lease liabilities on an undiscounted basis as of June 30, 2021:

2022	$157,141
2023	$161,069
2024	$165,096
2025	$169,224
2026	$129,283
Total	$781,813
Less imputed interest	(14,217)
Total operating lease liability	767,596
Less: current portion	(157,141)
Lease liability, long term	$610,455

The lease term and the discount rate for the lease at June 30, 2021 is 4.75 years and 0.75%, respectively. The total operating lease costs was $39,090, $0 and $0 for the six months ended June 30, 2021, the year ended December 31, 2020 and the period from February 28, 2019 through December 31, 2019, respectively. The variable costs for common area operating expenses and electricity was $30,783, $0 and $0 for the six months ended June 30, 2021, the year ended December 31, 2020 and the period from February 28, 2019 through December 31, 2019, respectively.

AELUMA, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 8 — FACILITY OPERATING LEASE (cont.)

Beginning April 1, 2021, the Company began subleasing a portion of their new office space in Goleta, California with Calient Technologies for 27 Castilian Drive, Goleta, CA. The lease provides for base monthly rent of approximately $13,013 through May 31, 2021 and $8,400 starting June 1, 2021 on a month-to-month basis plus common area and operating expenses. During the six months ended June 30, 2021, the Company recognized $84,743 of rent income, including reimbursement of common area and operating expenses.

NOTE 9 — WARRANTS TO PURCHASE COMMON STOCK

In connection with the Offering, we issued 348,500 warrants to purchase common stock to the Placement Agents during the six months ended June 30, 2021. The warrants carry a term of 5 years and an exercise price of $2.00.

NOTE 10 — RELATED PARTIES

The Company’s advances and notes payable are from the officers/cofounders. At the time when the Company needed funds for working capital, the business decided it would be easier to look internally for these funds rather than through banks. Such advances and notes payable were repaid during the six months ended June 30, 2021.

NOTE 11 — SUBSEQUENT EVENTS

On July 1, 2021, we sold an additional 115,000 common stock shares at the Offering Price for net proceeds (after deducting offering costs of $23,070) of $206,930 and issued an additional 11,500 warrants to purchase common stock to the Placement Agents, and we subsequently paid legal fees of $45,000 directly related to the capital raise.

Item 9.       Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

Although we did change accountants, as disclosed under Item 4.01 Changes In Registrant’s Certifying Accountant, included in our Current Report on Form 8-K filed on June 28, 2021 and our Current Report on Form 8-K/A filed on July 1, 2021, there was no disagreement of the type described in paragraph (a)(1)(iv) or any reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Item 9A.    Controls and Procedures.

Disclosure Controls and Procedures

Disclosure controls and procedures (as defined in Exchange Act Rule 15d-15(e)) are designed with the objective of ensuring that information required to be disclosed in our reports filed under the Exchange Act, such as this report, is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures are also designed with the objective of ensuring that such information is accumulated and communicated to our management, including our Chief Executive Officer and Principal Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

Our Chief Executive Officer (principal executive officer) and Principal Financial Officer (principal financial officer), based on their evaluation of our disclosure controls and procedures as of June 30, 2021, concluded that our disclosure controls and procedures were ineffective as of that date.

Internal Control Over Financial Reporting

Management’s annual report on internal control over financial reporting.    Our management is responsible for establishing and maintaining adequate internal control over our financial reporting, as defined in Rule 13a-15(f) under the Exchange Act. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management, with the participation of our Chief Executive Officer (principal executive officer) and Principal Financial Officer (principal financial officer), has assessed the effectiveness of our internal control over financial reporting as of June 30, 2021. In making this assessment, management used the criteria set forth in the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework (2013).

Based on the assessment using those criteria, management concluded that, as of June 30, 2021, our internal control over financial reporting was ineffective due to an insufficient number of personnel with appropriate technical accounting and SEC reporting expertise to adhere to certain control disciplines and to evaluate and properly record certain non-routine and complex transactions.

A material weakness in internal control over financial reporting is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements would not be prevented or detected on a timely basis.

Attestation report of the registered public accounting firm.    This Transition Report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Our management’s report was not subject to attestation by our independent registered public accounting firm pursuant to the rules of the SEC that permit us to provide only management’s report in this Transition Report.

Changes in internal control over financial reporting.    There were no changes in our internal control over financial reporting (as the term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the transition period ended June 30, 2021 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.    Other Information.

None.

Item 9C.    Disclosure Regarding Foreign Jurisdictions that Prevent Inspections.

Not Applicable.

PART III

Item 10.     Directors, Executive Officers and Corporate Governance.

Executive Officers and Directors

At the closing of the Merger, Messrs. Klamkin, McCarthy and DenBaars were appointed to our board of directors, and Mr. Ian Jacobs and Mr. Mark Tompkins resigned from our board of directors. Our executive management team was also reconstituted immediately following the closing by the appointment of Mr. Klamkin as our Chief Executive Officer and Mr. McCarthy as our interim Chief Financial Officer and Chief Operating Officer, and the resignation of Mr. Jacobs from all positions with us. Mr. McCarthy resigned from his position as interim Chief Financial Officer on August 18, 2021.

As per our amended and restated bylaws, which will be in effect upon the closing of the Merger, our board of directors will be divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation or removal. Upon the closing of this offering, our directors will be divided among the three classes as follows:

The Class I director will be Mr. DenBaaars and his term will expire at our first annual meeting of stockholders following the Merger.

The Class II director will be Mr. McCarthy and his term will expire at our second annual meeting of stockholders following the Merger.

The Class III director will be Mr. Klamkin and his term will expire at our third annual meeting of stockholders following the Merger.

The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

The following table provides information regarding our executive officers and directors as of the date hereof:

Name	Age	Positions
Executive Officers
Jonathan Klamkin	41	Chief Executive Officer & President & Director
Lee McCarthy	48	Chief Operating Officer & Director
Non-Employee Directors
Steven P. DenBaars	59	Director

Background of Officers and Directors

Jonathan Klamkin serves as President and Chief Executive Officer and is one of our directors. Mr. Klamkin has been the CEO and Director of Biond Photonics since February 28, 2019. He is a Professor of Electrical and Computer Engineering at the University of California, Santa Barbara (2015-present), where his group conducts pioneering research in integrated photonics and optoelectronics for communications and sensing applications. Mr. Klamkin was with BinOptics Corp. (2001-2002), a laser diode manufacturer that was acquired by Macom in 2015. Jonathan is the recipient of numerous awards including the NASA Young Faculty Award, the DARPA Young Faculty Award, and the DARPA Director’s Fellowship. He has published more than 200 papers, holds several patents, and has given more than 100 invited presentations to industry, government and the academic community. Mr. Klamkin holds a Bachelor of Science in Electrical and Computer Engineering from Cornell University and a Master of Science in Electrical and Computer Engineering and a Ph.D. in Materials from the University of California, Santa Barbara.

Lee McCarthy serves as our Chief Operating Officer and is one of our directors. Lee has been on Biond Photonics’ Board of Directors since October 27, 2020. He is a semiconductor industry executive with 14 years of relevant experience. His prior experience includes being the first Employee #1 (2007-2021) and becoming, Senior Director (2016-2021) of MOCVD Global Operations at Transphorm, Inc. (OTCQB, 2020, Mkt. Cap. $200M). Mr. McCarthy led a 24/7 production operation of GaN-on-Si materials and managed MOCVD operations in US and Japan for Transphorm, Inc. (2014-2021). He was responsible for global strategy for MOCVD production, epi customer agreements, cost models, ERP and MES for rapid scale of manufacturing. Mr. McCarthy was also Principal Investigator for an $18M US DoD program to establish millimeter wave MOCVD materials supply chain (2019-2021). He holds a Bachelor of Science and Masters of Science and a Ph.D. in Electrical Engineering from the University of California, Santa Barbara.

Steven P. DenBaars serves as one of our directors. Steven has been on Biond Photonics’ Board of Directors since June 5, 2021. He is a Professor of Materials and Electrical and Computer Engineering at the University of California Santa Barbara (1991-pres). Prof. DenBaars has been very active in entrepreneurship, having helped co-found several start-up companies in the field of photonics and electronics. In 1996 he Co-founded Nitres Inc. along with Dr. Umesh Mishra which was acquired by Cree Inc. in May 2000. In 2013 he Co-Founded SLD Laser, and helped build the company to over 150 employees before being acquired by Kyocera Corporation in 2021. In 2014, he assisted Dr. Jeffry Shealy in the founding of Akoustis Technologies Inc. (AKTS) for commercialization of RF Filters, and he is currently on the Board of Directors. He received the IEEE Fellow award in 2005, member of the National Academy of Engineers 2012, and National Academy of Inventors in 2014. He has authored or co-authored over 980 technical publications, 350 conference presentations, and over 185 patents. Mr. DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering, respectively from the University of Southern California.

Involvement in Certain Legal Proceedings

To the best of the Company’s knowledge, none of the following events occurred during the past ten years that are material to an evaluation of the ability or integrity of any of our executive officers, directors, Director Nominees or promoters:

(1)    A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)    Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    Subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii)   Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)    Subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described y such activity;

(5)    Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)    Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)    Subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)     Any Federal or State securities or commodities law or regulation; or

(ii)    Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)   Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)    Subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S. C 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence and Board Committees

We are not currently required under the Securities and Exchange Act to maintain any committees of our Board. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” or maintain any committees of our Board and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors” or have any committees. However, we intend to appoint such independent directors and establish such committees in the near future.

Meetings of the Board of Directors

During the transition period ended June 30, 2021, the Board did not meet on any occasion, but rather transacted business by unanimous written consent.

Family Relationships

There are no family relationships by between or among the members of the Board or other executive officers of the Company.

Indemnification

Our articles of incorporation and bylaws include provisions limiting the liability of directors and officers and indemnifying them under certain circumstances. See “Indemnification Agreements” for further information. We intend to secure directors’ and officers’ liability insurance following the completion of this offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to Delaware law, we are informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the transition period covered by this Report, all Section 16(a) filing requirements were satisfied on a timely basis.

Code of Ethics

The Company has not at this time adopted a Code of Ethics pursuant to rules described in Regulation S-K. The Company has three persons serving as officers, directors and employees. The Company does not receive any revenues or investment capital. The adoption of a Code of Ethics at this time would not serve the primary purpose of such a code to provide a manner of conduct as the development, execution and enforcement of such a code would be by the same persons and only persons to whom such code applied. The Company shall implement a code of ethics at such time as additional employees and operations are retained and occur.

Shareholder Board Nominations

Pursuant to our Amended and Restated Bylaws, nominations of persons for election to the board of directors of the Company shall be made at an annual meeting of shareholders only (A) by or at the direction of the board of directors or (B) by a shareholder of the Company who (1) was a shareholder of record at the time of the giving of the notice required by the bylaws, on the record date for the determination of shareholders entitled to notice of the annual meeting and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in the bylaws. In addition to any other applicable requirements, for a nomination to be made by a shareholder, the shareholder must have given timely notice thereof in proper written form to the secretary of the Company. Such notice must include the information required by Section 2.4(ii) of the bylaws and must be received by the secretary of the Company at the principal executive offices of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the shareholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in the bylaws) of the date of such annual meeting is first made. The bylaws also set forth procedures for which shareholders can nominate directors at a special shareholder meeting. In addition to the foregoing provisions, a shareholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth, including, with respect to business such shareholder intends to bring before the annual meeting that involves a proposal that such shareholder requests to be included in the Company’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in the bylaws hall be deemed to affect any right of the Company to omit a proposal from the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

Item 11.     Executive Compensation.

Executive Compensation

As an “emerging growth company” as defined in the JOBS Act and a smaller reporting company we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

None of the Company’s directors or officers prior to the merger or after the merger have received any compensation from the Company or Biond Photonics.

Employment and Change in Control Agreements

We do not have an employment agreement with any of our officers. However, pursuant to our advisor agreement with Mr. Denbaars, if there is a change of control, other than the Merger, while he is still employed by the Company, all of his unvested shares will vest at the closing of such change in control transaction. Additionally, as per the restricted stock purchase agreements we maintain with Mr. Klamkin and Mr. McCarthy, if either of their respective employment with the Company is terminated by the Company, other than for cause, or is terminated by the individual for Good Reason (as defined in the related agreement), within a year after the Merger, then, effective as of such termination, 100% of such terminated person’s unvested shares will vest.

Compensation Paid to Directors

At present we do not pay our Directors any compensation or cost reimbursement for their service as Directors. We have no standard arrangement pursuant to which our Directors are compensated for any services provided as a director or for committee participation or special assignments. The Company’s Directors were not paid any compensation during fiscal years 2019 or 2020, or the transition period ended June 30, 2021.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding certain outstanding shares held by each of our named executive officers as of June 30, 2021. These shares were converted into shares of our common stock in connection with the Merger, and the table below reflects all outstanding shares as of June 30, 2021 as if they had been granted by us. None of our named executive officers held any outstanding options, restricted stock unit or other equity awards as of that date.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2021

OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Jonathan Klamkin	—	—	—	—	—	1,299,136	10,393	(1)	—	—
Lee McCarthy	—	—	—	—	—	1,299,136	10,393	(2)	—	—

____________

(1)      These shares were purchased pursuant to Founder’s Restricted Stock Purchase Agreement between Mr. Klamkin and the Company on October 27, 2020. Mr. Klamkin purchased a total of 1,623,920 shares (represented 1,250,000 shares of Biond prior to the Merger) pursuant to the agreement. Pursuant to the agreement, 20% of the shares vested on the date the agreement was signed and starting on November 30, 2020 and for every month thereafter until employment termination, 1/48th of the remaining shares shall vest on the last day of each succeeding calendar month. The agreement also provides that if there is a change of control, like the Merger, and if Mr. Klamkin is terminated, other than for cause, during the period starting 90 days before the Merger and for a year thereafter, all unvested shares shall vest at the date of termination. Accordingly, as of June 30, 2021, 324,784 shares have vested. The market value of the unvested shares was based on $0.008 per share, which was purchase price of the shares.

(2)      These shares were purchased pursuant to Founder’s Restricted Stock Purchase Agreement between Mr. McCarthy and the Company on October 27, 2020. Mr. McCarthy purchased a total of 1,623,920 shares (represented 1,250,000 shares of Biond prior to the Merger) pursuant to the agreement. Pursuant to the agreement, 20% of the shares vested on the date the agreement was signed and starting on November 30, 2020 and for every month thereafter until employment termination, 1/48th of the remaining shares shall vest on the last day of each succeeding calendar month. The agreement also provides that if there is a change of control, like the Merger, and if Mr. McCarthy is terminated, other than for cause, during the period starting 90 days before the Merger and for a year thereafter, all unvested shares shall vest at the date of termination. Accordingly, as of June 30, 2021, 324,784 shares have vested. The market value of the unvested shares was based on $0.08, which was the purchase price of the shares.

Item 12.     Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 24, 2021, by:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and executive officers as a group; and

•        each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The percentage of shares beneficially owned is computed on the basis of 10,650,002 shares of common stock outstanding as of September 24, 2021. Shares of common stock that a person has the right to acquire within 60 days of September 24, 2021 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o Aeluma, 27 Castilian Drive, Goleta, CA 93117.

Name	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Named Executive Officers
Jonathan Klamkin, CEO and Director	1,626,995	15.28%
Lee McCarthy, COO and Director	1,626,995	15.28%
Steven P. DenBaars, Director	276,755	2.60%
All directors and executive officers as a group (3 persons)	3,530,745	33.15%

5% Stockholders
Mark Tompkins(1)	2,632,500	24.72%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Includes 2,275,000 shares Mr. Tompkins maintains from his ownership before the Merger and 357,500 shares he purchased in the Offering for $715,000. Mr. Tompkins served as our director since inception; he resigned on the effective date of the Merger.

Item 13.     Certain Relationships and Related Transactions, and Director Independence.

We describe below transactions since January 1, 2019, in which the amounts involved exceeded or will exceed $120,000 and any of our directors, executive officers, or beneficial holders of more than 5% had or will have a direct or indirect material interest. Other than as described below, there have not been transactions to which we have been a party other than compensation arrangements, which are described under “Executive Compensation.” The following description is historical and has not been adjusted to give effect to the Merger.

On October 27, 2020, the Company entered into a Stock Purchase Agreement with each of Mr. Klamkin and Mr. McCarthy, pursuant to which they each purchased 1,623,920 shares of common stock (represented 1,250,000 shares of Biond prior to the Merger) for an aggregate sum of $10,000 each. The stock purchase agreement contains a vesting schedule such that 324,784 shares were fully vested as of October 27, 2020 and the remaining 1,299,136 shares vest monthly over the next 4 years. The unvested shares may be repurchased by the Company, at the Company’s option, within 90 days after the individual is terminated from his position with the Company at the original purchase price.

On February 5, 2021, we entered into a Simple Agreement for Future Equity Agreement (the “SAFE Agreement”) with each of Mr. Klamkin, our CEO, Mr. McCarthy, our COO and Mr. DenBaars, one of our directors (each of whom is referred to as a “SAFE Holder”), pursuant to which each of them loaned us $5,000, $5,000 and $50,000, respectively. Pursuant to the SAFE Agreement, the SAFE Holder’s loan will convert into shares of preferred stock if we complete a preferred stock private financing before the SAFE Agreement is terminated or the SAFE Holder shall be entitled to a certain portion of the proceeds from a Dissolution Event or Liquidity Event, as such terms are defined in the SAFE Agreement. Upon the earlier of the conversion to preferred stock or the payment to the SAFE Holder pursuant to Dissolution Event or Liquidity Event, the SAFE Agreement shall automatically terminate. On June 10, 2021, the parties agreed to convert the loans under the SAFE Agreement into shares of our common stock.

The Company is party to that certain Advisory Agreement with Mr. DenBaars, one of our directors, dated as of December 31, 2020, pursuant to which Mr. DenBaars shall serve as an advisor to the Company. Under the agreement, as partial compensation for his advisory services, the Company granted Mr. DenBaars the right to purchase 32,805 shares of common stock (represents 25,252 shares of Biond common stock prior to the Merger) at a price $0.008 per share; the shares have a four-year vesting schedule and Mr. DenBaars purchased such shares on February 4, 2021, prior to being appointed as one of our directors. The Advisory Agreement with Mr. DenBaars was amended on June 10, 2021 to reflect additional advisory services. Under this agreement, as partial compensation for his advisory service, the Company granted Mr. DenBaars the right to purchase an additional 213,198 shares of the Company’s common stock (represents 164,108 shares of Biond common stock prior to the Merger) at a price of $0.015 per share; the shares have a two-year vesting schedule. Pursuant to the terms of his advisory agreements, 22,262 of the shares have vested as of the date of this Report.

Participation in the Offering

Certain of our existing investors, including investors affiliated with certain of our directors and prior directors, have purchased an aggregate of 400,000 shares of our common stock in the Offering, for an aggregate gross purchase price of $800,000. Such purchases were made on the same terms as the shares that were sold to other investors in the Offering and not pursuant to any pre-existing contractual rights or obligations.

Indemnification Agreements

We maintain indemnification agreements with each of our current executive officers. The indemnification agreements and our restated bylaws will require us to indemnify our directors to the fullest extent not prohibited by DGCL. Subject to very limited exceptions, our restated bylaws will also require us to advance expenses incurred by our directors and officers.

Promoters and Certain Control Persons

As per the definition of a “promoter” under the Securities Act, generally defined as anyone involved in the formation of the issuer, Mr. Tompkins, the incorporator of the Company, would be considered a “promoter.” Mr. Tompkins received 4,750,000 shares of the Company’s common stock at the time it was incorporated. Immediately prior to the Merger and in connection therewith, Tomkins forfeited 2,450,000 of those share, which were then cancelled.

The term “promoter” includes: i) any person who, acting alone or in conjunction with one or more persons, directly or indirectly takes initiative in founding and organizing the business or enterprise of an issue; or ii) any person who, in connection with the founding and organizing of the business or enterprise of an issuer, directly or indirectly receives in consideration of services or property, or both services and property, 10 percent or more of any class securities of the issuer or 10 percent or more of the proceeds from the sale of any class of such securities. However, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this paragraph, if such person does not otherwise take part in founding and organizing the enterprise.

Other than Mr. Tompkins, there are no promoters being used in relation with this offering. No persons who may, in the future, be considered a promoter will receive or expect to receive any assets, services or other consideration from the Company. No assets will be or are expected to be acquired from any promoter on behalf of the Company.

Item 14.     Principal Accounting Fees and Services.

The following table shows the fees that were billed for the transition period ended June 30, 2021 and each of the last two fiscal years.

	For the transition period ended June 30, 2021	2020	2019
Audit Fees	$20,000	11,000	—
Audit-Related Fees	—	—	—
Tax Fees	—	$2,000	—
All Other Fees	—	—	—
Total	$20,000	$13,000	—

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

This category consists of assurance and related services by the independent registered public accounting firm that is reasonably related to the performance of the audit or review of our financial statements and is not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the board approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the board, or, in the period between meetings, by a designated member of the board. Any such approval by the designated member is disclosed to the entire board at the next meeting. The audit fees that were paid to the auditors with respect to the transition period ended June 30, 2021 were pre-approved by the entire Board of Directors. Prior to that time, befor e the Merger, the Company did not have a standing audit committee or a committee performing similar functions.

PART IV

Item 15.     Exhibit and Financial Statement Schedules

(a)     Financial Statements

We have filed the financial statements in Item 8. Financial Statements and Supplementary Data as a part of this Transition Report on Form 10-K.

(b)    Exhibits

The following is a list of all exhibits filed or incorporated by reference as part of this Transition Report on Form 10-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization among Parc Investments, Inc., Aeluma Operating Co. and Biond Photonics, Inc.**
3.1	Certificate of Merger relating to the merger of Aeluma Operating Co. with and into Biond Photonics, Inc., filed with the Secretary of State of the State of California on June 22, 2021**
3.2	Amended and Restated certificate of incorporation, filed with the Secretary of State of the State of Delaware on June 22, 2021**
3.3	Amended and Restated Bylaws.**
4.1	Form of Lock Up Agreement**
4.2	Form of Placement Agent Warrant**
10.2	Form of Post-Merger Indemnification Agreement**
10.3	Form of Pre-Merger Indemnification Agreement**
10.4	Form of Subscription Agreement, dated June 22, 2021, by and between the Company and the parties thereto**
10.5	Registration Rights Agreement, dated June 22, 2021, by and between the Company and the parties thereto**
10.6+	2021 Equity Incentive Plan and form of award agreements**
16.1	Letter from Raich Ende Malter & Co. LLP as to the change in certifying accountant, dated June 28, 2021***
21.1	Subsidiaries of the Registrant**
31.1	Certification of Chief Executive Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
31.2	Certification of Principal Financial Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
32.1	Certification of Chief Executive Officer and Principal Financial Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002*
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

____________

+        Indicates a management contract or compensatory plan, contract, or arrangement.

*        In accordance with Item 601(b)(32)(ii) of Regulation S-K and SEC Release No. 34-47986, the certifications furnished in Exhibit 32.1 herewith are deemed to accompany this Form 10-K and will not be deemed filed for purposes of Section 18 of the Exchange Act. Such certifications will not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act.

**      Incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021.

***    Incorporated by reference to the Current Report on Form 8-K filed on July 1, 2021.

Item 16.     Form 10-K Summary.

None.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AELUMA, INC.
Date: September 27, 2021	By:	/s/ Jonathan Klamkin
	Name:	Jonathan Klamkin
	Title:	Chairman, Chief Executive Officer & Principal Financial Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated below on September 27, 2021.

Signature	Title
/s/ Jonathan Klamkin	Chairman, Chief Executive Officer, Principal Financial Officer and President
Jonathan Klamkin	(Principal Executive Officer & Principal Financial Officer)
/s/ Lee McCarthy	Chief Operating Officer and Director
Lee McCarthy
/s/ Steven DenBaars	Director
Steven DenBaars

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